Exhibit 12

Kirkpatrick & Lockhart LLP                         1800 Massachusetts Avenue, NW
                                                   Second Floor
                                                   Washington, Dc 20036-1800
                                                   202.778.9000
                                                   www.kl.com


Theodore L. Press
Tel:  202.778.9025
Fax:  202.778.9100
tpress@kl.com

                                December 15, 2000

Neuberger Berman Equity Funds
Neuberger Berman Equity Assets
605 Third Avenue
41st Floor
New York, New York 10158-3698

         Re:  Reorganizations to Combine Series of Two Delaware
              Business Trusts
              -------------------------------------------------

Ladies and Gentleman:

         Neuberger Berman Equity Funds, a Delaware business trust ("Equity Funds"), on behalf of each segregated portfolio of assets ("series") thereof listed on Schedule A attached hereto (each, an "Acquiring Fund"), and Neuberger Berman Equity Assets, also a Delaware business trust ("Equity Assets"), on behalf of each series thereof listed on Schedule A (each, a "Target"), have requested our opinion as to certain federal income tax consequences of the proposed acquisition of each Target by the Acquiring Fund listed opposite its name on Schedule A pursuant to an Agreement and Plan of Reorganization and
Termination between them dated as of December 15, 2000 ("Plan").(1) Specifically, each Investment Company has requested our opinion, with respect to each Reorganization --

               (1) that Acquiring Fund's acquisition of Target's assets in exchange solely for voting Advisor Class shares of beneficial interest in Acquiring Fund ("Acquiring Fund Shares") and Acquiring Fund's assumption of Target's liabilities, followed by Target's distribution of those shares PRO RATA to its shareholders of record determined as of the Effective Time (as herein defined) ("Shareholders") constructively in exchange for their shares of beneficial interest in Target ("Target Shares"), will qualify as a


--------

(1) Each Acquiring Fund and Target is sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and each of Equity Funds and Equity Assets is sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies." The series of transactions in which each pair of Funds is participating is referred to herein as a "Reorganization."


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NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY ASSETS
December 15, 2000
Page 2


         reorganization within the meaning of section 368(a)(1)(C),2 and each Fund will be "a party to a reorganization" within the meaning of section 368(b);

               (2) that neither the Funds nor the Shareholders will recognize gain or loss on the Reorganization; and

               (3) regarding the basis and holding period after the Reorganization of the transferred assets and the Acquiring Fund Shares issued pursuant thereto.

         In rendering this opinion, we have examined (1) the Plan, (2) the Combined Proxy Statement and Prospectus dated August 15, 2000, that was furnished in connection with the solicitation of proxies by the Investment Companies' boards of trustees for use at a special meeting of their shareholders held on October 31, 2000 ("Proxy Statement"), and (3) other documents we have deemed necessary or appropriate for the purposes hereof. As to various matters of fact material to this opinion, we have relied, exclusively and without independent verification, on statements of responsible officers of each Investment Company and the representations described below and made in the Plan (as contemplated in paragraph 6.6 thereof) (collectively, "Representations").3

                                      FACTS
                                      -----

         Each Investment Company is a business trust organized under the Delaware Business Trust Act (Del. Code Ann. title 12, ss. 3801 ET SEQ. (1977)) and operating under an Amended and Restated Trust Instrument ("Trust
Instrument"). Before January 1, 1997, each Investment Company "claimed" classification as an association taxable as a corporation, and neither has ever elected otherwise. Target is a series of Equity Assets, and Acquiring Fund is a series of Equity Funds. Each Investment Company is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act").

         Target has a single class of shares. Acquiring Fund's shares are divided into multiple classes, including Advisor Class shares. Only Acquiring



--------

(2) All "section" references are to the Internal Revenue Code of 1986, as amended ("Code"), unless otherwise noted, and all "Treas. Reg.ss." references are to the regulations under the Code ("Regulations").

(3) For convenience, the balance of this letter refers only to a single Reorganization, one Target, and one Acquiring Fund, but the opinions and analysis herein apply separately to each Reorganization.



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NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY ASSETS
December 15, 2000
Page 3


Fund Shares (i.e., Advisor Class shares), which are substantially similar to the Target Shares, are involved in the Reorganization.

         The Reorganization, together with related acts necessary to consummate the same ("Closing"), will take place on or about the date hereof. All acts taking place at the Closing will be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies agree ("Effective Time").

         The Funds' investment objectives, policies, and restrictions (which are described in the Proxy Statement) are identical. Each Fund has a fundamental investment policy permitting it to invest all its investable assets in an open-end management investment company having substantially the same investment objectives, policies, and limitations as the Fund. Pursuant to that policy, each Fund has invested all its net investable assets in a series of Equity Managers Trust (a Delaware business trust) that is classified for federal tax purposes as a partnership that is not a publicly traded partnership ("Portfolio").4

         For the reasons, and after consideration of the factors, described in the Proxy Statement, each Investment Company's board of trustees approved the Plan, subject to approval of Target's shareholders. In doing so, each board -- including a majority of its members who are not "interested persons" (as that term is defined in the 1940 Act) of either Investment Company or Neuberger Berman Management Inc., the Funds' investment manager, administrator, and distributor -- determined that the Reorganization is in its Fund's best interests and the interests of its Fund's shareholders will not be diluted as a result of the Reorganization.

         The Plan, which specifies that the Investment Companies intend it to be, and adopt it as, a "plan of reorganization" within the meaning of the Regulations, provides in relevant part for the following:

               (1) Acquiring Fund's acquisition of all of Target's assets, including all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other
--------

(4) Numerous series of Equity Managers Trust received private letter rulings from the Internal Revenue Service ("Service") regarding their classification as such; the other series thereof have attributes relevant to classification that are similar to the series that received those rulings.

NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY ASSETS
December 15, 2000
Page 4


         property, owned by Target at the Effective Time (collectively "Assets"), in exchange solely for the following:

                    (a) the number of full and fractional  (rounded to
               the third decimal place) Acquiring Fund Shares determined by dividing the net value of Target by the net asset value ("NAV") of an Acquiring Fund Share
               (both computed as set forth in paragraph 2.1 of the Plan), and

                    (b) Acquiring Fund's assumption of all of Target's
               liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in the Plan (collectively "Liabilities"),

               (2) The constructive distribution of those Acquiring Fund Shares to the Shareholders, by Equity Funds's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and crediting each Shareholder's account with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder (whereupon all outstanding Target Shares, including those represented by certificates, simultaneously will be canceled on Target's share transfer books),5 and

               (3) The termination of Target as soon as reasonably practicable after that distribution, but in all events within six months after the Effective Time.

         Promptly after steps (1) and (2) above, Acquiring Fund will withdraw its interest in the Portfolio, including the interest therein received pursuant to the Reorganization, and will receive in kind the investments then held by the Portfolio.

--------

(5) The Plan provides that, at the time of the Reorganization, the Target Shares will in effect be constructively exchanged for Acquiring Fund Shares, certificates for which will not be issued. Accordingly, Shareholders will not be required to and will not make physical delivery of their Target Shares, nor will they receive certificates for Acquiring Fund Shares, pursuant to the Reorganization. Target Shares nevertheless will be treated as having been exchanged for Acquiring Fund Shares, and the tax consequences to the Shareholders will be unaffected by the absence of Acquiring Fund Share certificates. SEE discussion at V. under "Analysis," below.

NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY ASSETS
December 15, 2000
Page 5


                                 REPRESENTATIONS
                                 ---------------

         Equity Assets has represented and warranted to us as follows:
         -------------

               (1) Equity Assets is a business trust duly organized and validly existing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof; it is duly registered as an open-end management investment company under the 1940 Act, and that registration will be in full force and effect at the Effective Time; and Target is a duly established and designated series of Equity Assets;

               (2) Target is a "fund" as defined in section 851(g)(2); it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

               (3) The Liabilities were incurred by Target in the ordinary course of its business and are associated with the Assets;

               (4) Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A)); and

               (5) During the five-year period ending on the date of the Closing, neither Target nor any person "related" (as defined in Treas. Reg.ss. 1.368-1(e)(3) without regard to Treas. Reg.ss. 1.368-1(e)(3)(i)(A)) to Target will have directly or through any transaction, agreement, or arrangement with any other person, (a) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by the 1940 Act, or (b) made distributions with respect to Target Shares, except for (i) dividends qualifying for the deduction for dividends paid (as defined in section 561) referred to in sections 852(a)(1) and 4982(c)(1)(A) and (ii) additional distributions, to the extent they do not exceed 50% of the value (without giving effect to such distributions) of the proprietary interest in Target on that date.


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NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY ASSETS
December 15, 2000
Page 6


         Equity Funds has represented and warranted to us as follows:
         ------------

               (1) Equity Funds is a business trust duly organized and validly existing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof; it is duly registered as an open-end management investment company under the 1940 Act, and that registration will be in full force and effect at the Effective Time; and Acquiring Fund is a duly established and designated series of Equity Funds;

               (2) Acquiring Fund is a "fund" as defined in section 851(g)(2); it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

               (3) No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

               (4) Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to Acquiring Fund, have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

               (5) Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of Treas. Reg.ss. 1.368-1(d)(2)) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of Treas. Reg.ss. 1.368-1(d)(3)) in a business; in addition, Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC;

               (6) There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2)) following the Reorganization; and

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NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY ASSETS
December 15, 2000
Page 7


               (7) Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it at any time during the past five years directly or indirectly owned, any shares of Target.

         Each Investment Company has represented and warranted to us as follows:
         -----------------------

               (1) The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

               (2) Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

               (3) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

               (4) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

               (5) There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

               (6) Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or

NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY ASSETS
December 15, 2000
Page 8


         substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982) after the date of the Plan will be included as assets held thereby immediately before the Reorganization;

               (7) None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by that Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

               (8) Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c)) of Acquiring Fund; and

               (9) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization
         (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).


                                     OPINION
                                     -------

         Based solely on the facts set forth above, and conditioned on the Representations being true at the Effective Time and the Reorganization being consummated in accordance with the Plan, our opinion (as explained more fully in the next section of this letter) is as follows:

               (1) Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C), and each Fund will be "a party to a reorganization" within the meaning of section 368(b);

               (2) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;


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NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY ASSETS
December 15, 2000
Page 9


               (3) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

               (4) Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

               (5) A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

               (6) A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in the Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

         Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Code and the Regulations, judicial decisions, and rulings and other pronouncements of the Service in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect our opinion; we assume no responsibility to update our opinion with respect to any such change or modification. Our opinion also is applicable only to the extent each Fund is solvent, and we express no opinion about the tax treatment of the transactions described herein if either Fund is insolvent. Our opinion is solely for the addressees' information and use and may not be relied on for any purpose by any other person without our express written consent.

                                    ANALYSIS
                                    --------

I. The Reorganization Will Qualify as a C Reorganization, and Each Fund Will Be a Party to a Reorganization.
         --------------------------------------------------------------------

         A.       Each Fund Is a Separate Corporation.
                  -----------------------------------

         A reorganization under section 368(a)(1)(C) (a "C Reorganization") involves the acquisition by one corporation, in exchange solely for all or a part of its voting stock, of substantially all of the properties of another corporation. For a transaction to qualify under that section, therefore, both entities involved therein must be corporations (or associations taxable as corporations). Each Investment Company, however, is a business trust, not a corporation, and each Fund is a separate series of an Investment Company.


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NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY ASSETS
December 15, 2000
Page 10


         Regulation section 301.7701-4(b) provides that certain arrangements known as trusts (because legal title is conveyed to trustees for the benefit of beneficiaries) will not be classified as trusts for purposes of the Code because they are not simply arrangements to protect or conserve the property for the beneficiaries. That section states that these "business or commercial trusts" generally are created by the beneficiaries simply as devices to carry on profit-making businesses that normally would have been carried on through business organizations classified as corporations or partnerships under the Code and concludes that the fact that any organization is technically cast in the trust form will not change its real character if it "is more properly classified as a business entity under [Treas. Reg.]ss. 301.7701-2."6 Furthermore, pursuant to Treas. Reg.ss. 301.7701-4(c), "[a]n `investment' trust will not be classified as a trust if there is a power under the trust agreement to vary the investment of the certificate holders. SEE COMMISSIONER V. NORTH AMERICAN BOND TRUST, 122 F.2d 545 (2d Cir. 1941), CERT. DENIED, 314 U.S. 701 (1942)."

         Based on these criteria, neither Investment Company qualifies as a trust for federal tax purposes.7 Each Investment Company is not simply an arrangement to protect or conserve property for the beneficiaries but is designed to carry on a profit-making business. Furthermore, while each Investment Company is an "investment trust," there is a power under its Trust Instrument to vary its shareholders' investment therein. Neither Investment Company has a fixed pool of assets -- each series thereof (including each Fund) is a managed portfolio of securities, and its investment adviser has the authority to buy and sell securities for it. Accordingly, we believe that each Investment Company should not be classified as a trust, and instead should be classified as a business entity, for federal tax purposes.



--------

(6) On December 10, 1996, the Service adopted Regulations for classifying business organizations (Treas. Reg.ss.ss. 301.7701-1 through -3 and parts of -4, the so-called "check-the-box" Regulations) to replace the provisions in the then-existing Regulations that "have become increasingly formalistic. [The check-the-box Regulations replace] those rules with a much simpler approach that
generally  is  elective."  T.D.  8697,  1997-1  C.B.  215.   Regulation  section
301.7701-2(a) provides that "a BUSINESS ENTITY is any entity recognized for federal tax purposes . . . that is not properly classified as a trust under [Treas. Reg.]ss. 301.7701-4 or otherwise subject to special treatment under the
 . . . Code." Neither Investment Company is subject to any such special treatment.

(7) Because each Fund is considered separate from each other series of the Investment Company of which it is a part for federal tax purposes (see the discussion in the last paragraph of I.A. below), the analysis in the accompanying text applies equally to each Fund.


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         Regulation  section  301.7701-2(a)  provides that "[a] business  entity with two or more members is classified for federal tax purposes as either a corporation or a partnership." The term "corporation" is defined for those purposes (in Treas. Reg. ss. 301.7701-2(b)) to include corporations denominated as such under the federal or state statute pursuant to which they were organized and certain other entities. Any business entity that is not classified as a corporation under that section (an "eligible entity") and has at least two members can elect to be classified as either an association (and thus a corporation) or a partnership. Treas. Reg.ss. 301.7701-3(a).

         An eligible entity in existence before January 1, 1997, the effective date of the check-the-box Regulations, "will have the same classification that the entity claimed under [the prior Regulations]," unless it elects otherwise. Treas. Reg. ss. 301.7701-3(b)(3)(i). Based on the reasoning stated in the second preceding paragraph -- and the fact that, under the law that existed before the check-the-box Regulations, the word "association" had been held to include a Massachusetts business trust (SEE HECHT V. MALLEY, 265 U.S. 144 (1924)), which for these purposes is very similar to a Delaware business trust -- each
Investment Company "claimed" classification under the prior Regulations as an association taxable as a corporation. Moreover, since that date neither has elected not to be so classified. Accordingly, we believe that each Investment Company will continue to be classified as an association (and thus a corporation) for federal tax purposes.

         The Investment Companies as such, however, are not participating in the Reorganization, but rather separate series thereof (the Funds) are the participants. Ordinarily, a transaction involving segregated pools of assets such as the Funds could not qualify as a reorganization, because the pools would not be separate taxable entities that constitute corporations. Under section 851(g), however, each Fund is treated as a separate corporation for all purposes of the Code save the definitional requirement of section 851(a) (which is satisfied by the respective Investment Companies). Accordingly, we believe that each Fund is a separate corporation, and its shares are treated as shares of corporate stock, for purposes of section 368(a)(1)(C).

         B.       Transfer of "Substantially All" of Target's Properties.
                  ------------------------------------------------------

         For an acquisition to qualify as a C Reorganization, the acquiring corporation must acquire "substantially all of the properties" of the transferor corporation in exchange solely for all or part of the acquiring corporation's stock. For purposes of issuing private letter rulings, the Service considers the transfer of at least 90% of the fair market value of the transferor's net assets, and at least 70% of the fair market value of its gross assets, held immediately before the reorganization to satisfy the "substantially all" requirement. Rev. Proc. 77-37, 1977-2 C.B. 568. The Reorganization will involve such a transfer. Accordingly, we believe that the Reorganization will involve the transfer to Acquiring Fund of substantially all of Target's properties.


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         C.       Qualifying Consideration.
                  ------------------------

         The acquiring corporation in an acquisition intended to qualify as a C Reorganization must acquire at least 80% (by fair market value) of the transferor's property solely for voting stock. Section 368(a)(2)(B)(iii). The assumption of liabilities by the acquiring corporation or its acquisition of property subject to liabilities normally is disregarded (section 368(a)(1)(C)), but the amount of any such liabilities will be treated as money paid for the transferor's property if the acquiring corporation exchanges any money or property (other than its voting stock) therefor. Section 368(a)(2)(B). Because Acquiring Fund will exchange only Acquiring Fund Shares, and no money or other property, for the Assets, we believe that the Reorganization will satisfy the solely-for-voting-stock requirement to qualify as a C Reorganization.

         D.       Distribution by Target.
                  ----------------------

         Section 368(a)(2)(G)(i) provides that a transaction will not qualify as a C Reorganization unless the corporation whose properties are acquired distributes the stock it receives and its other property in pursuance of the plan of reorganization. Under the Plan -- which we believe constitutes a "plan of reorganization" within the meaning of Treas. Reg. ss. 1.368-2(g) -- Target will distribute all the Acquiring Fund Shares it receives to the Shareholders in constructive exchange for their Target Shares; as soon as is reasonably practicable thereafter, Target will be terminated. Accordingly, we believe that the requirements of section 368(a)(2)(G)(i) will be satisfied.

         E.       Requirements of Continuity.
                  --------------------------

         Regulation section 1.368-1(b) sets forth two prerequisites to a valid reorganization: (1) a continuity of the business enterprise through the issuing corporation ("IC") -- defined in the Regulation as "the acquiring corporation (as that term is used in section 368(a))," with an exception not relevant here -- under the modified corporate form as described in Treas. Reg.ss. 1.368-1(d) ("continuity of business enterprise") and (2) a continuity of interest as described in Treas. Reg.ss. 1.368-1(e) ("continuity of interest").

                  1.       Continuity of Business Enterprise.
                           ---------------------------------

         To satisfy the continuity of business enterprise requirement of Treas. Reg. ss. 1.368-1(d)(1), IC must either (i) continue the target corporation's



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"historic business" ("business continuity") or (ii) use a significant portion of the target corporation's "historic business assets" in a business ("asset continuity").8

         While there is no authority that deals directly with the continuity of business enterprise requirement in the context of a transaction such as the Reorganization, Rev. Rul. 87-76, 1987-2 C.B. 84, deals with a somewhat similar situation. In that ruling, P was a RIC that invested exclusively in municipal bonds. P acquired the assets of T in exchange for P common stock in a transaction that was intended to qualify as a C Reorganization. Prior to the exchange, T sold its entire portfolio of corporate stocks and bonds and purchased a portfolio of municipal bonds. The Service held that this transaction did not qualify as a reorganization for the following reasons: (1) because T had sold its historic assets prior to the exchange, there was no asset continuity; and (2) the failure of P to engage in the business of investing in corporate stocks and bonds after the exchange caused the transaction to lack business continuity as well.

         The Funds' investment objectives, policies, and restrictions are identical. Moreover, after the Reorganization Acquiring Fund will continue Target's "historic business" (within the meaning of Treas. Reg.ss. 1.368-1(d)(2)). Accordingly, there will be business continuity.

         Acquiring Fund not only will continue Target's historic business, but it also will use in that business a significant portion of Target's "historic



--------

(8) The Regulations address the situation where IC transfers T's assets to a partnership, providing that (1) with respect to business continuity, IC generally will be treated as conducting a business of the partnership if it owns an interest in the partnership that represents a significant interest in that business, and (2) with respect to asset continuity, each partner will be treated as owning those assets that are used in a partnership business in accordance with the partner's partnership interest. Treas. Reg.ss. 1.368-1(d)(4)(iii). Because this Regulation adopts an aggregate approach in that situation -- for purposes of Subchapter K of the Code, a partnership is considered to be either an aggregate of its members (in which case each partner is treated as owning an undivided interest in partnership assets and operations) or a separate entity (in which case the partnership is treated as a separate entity in which partners have no direct interest in partnership assets or operations) (sEE S. Rep. No. 1622, 83d Cong., 2d Sess. 89 (1954), and H.R. Rep. No. 2543, 83d Cong., 2d Sess.
59 (1954)) -- that approach should apply equally to the situation (not addressed in the Regulations) where, as here, T's assets consist almost entirely of an interest in a single partnership (I.E., the Portfolio). CF. section 851(b), as well as other provisions (such as section 4982) that uniquely affect RICs. These authorities suggest, in the absence of any compelling reason to apply the entity approach, that the aggregate approach may be applied here, with the results that the Portfolio's "historic business" may be considered to be Target's "historic business" and that the Portfolio's "historic business assets" may be considered to be Target's "historic business assets."


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business  assets"  (within  the  meaning  of  Treas.   Reg.ss.   1.368-1(d)(3)).
Accordingly, there will be asset continuity as well.

         For all the foregoing reasons, we believe that the Reorganization will satisfy the continuity of business enterprise requirement.

                  2.       Continuity of Interest.
                           ----------------------

         Regulation section 1.368-1(e)(1)(i) provides that "[c]ontinuity of interest requires that in substance a substantial part of the value of the proprietary interests in the target corporation be preserved in the reorganization. A proprietary interest in the target corporation is preserved if, in a potential reorganization, it is exchanged for a proprietary interest in the issuing corporation . . . ." That section goes on to provide that "[h]owever, a proprietary interest in the target corporation is not preserved if, in connection with the potential reorganization, . . . stock of the issuing corporation furnished in exchange for a proprietary interest in the target corporation in the potential reorganization is redeemed. All facts and circumstances must be considered in determining whether, in substance, a proprietary interest in the target corporation is preserved."

         For purposes of issuing private letter rulings, the Service considers the continuity of interest requirement satisfied if ownership in an acquiring corporation on the part of a transferor corporation's former shareholders is equal in value to at least 50% of the value of all the formerly outstanding shares of the transferor corporation.9 Although shares of both the target and acquiring corporations held by the target corporation's shareholders that are disposed of before or after the transaction will be considered in determining satisfaction of the 50% standard, the Service has recently issued private letter rulings that excepted from that determination "shares which are required to be redeemed at the demand of shareholders by . . . Target or Acquiring in the



--------

(9) Rev.  Proc.  77-37,  SUPRA;  BUT SEE  Rev.  Rul.  56-345,  1956-2  C.B.  206
(continuity of interest was held to exist in a reorganization of two RICs where immediately after the reorganization 26% of the shares were redeemed to allow investment in a third RIC); SEE ALSO REEF CORP. V. COMMISSIONER, 368 F.2d 125 (5th Cir. 1966), CERT. DENIED, 386 U.S. 1018 (1967) (a redemption of 48% of a transferor corporation's stock was not a sufficient shift in proprietary interest to disqualify a transaction as a reorganization under section 368(a)(1)(F) ("F Reorganization"), even though only 52% of the transferor's shareholders would hold all the transferee's stock); AETNA CASUALTY AND SURETY CO. V. U.S., 568 F.2d 811, 822-23 (2d Cir. 1976) (redemption of a 38.39%
minority interest did not prevent a transaction from qualifying as an F Reorganization); Rev. Rul. 61-156, 1961-2 C.B. 62 (a transaction qualified as an F Reorganization even though the transferor's shareholders acquired only 45% of the transferee's stock, while the remaining 55% of that stock was issued to new shareholders in a public underwriting immediately after the transfer).


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ordinary course of their businesses as open-end investment  companies (or series thereof) pursuant to Section 22(e) of the 1940 Act." Priv. Ltr. Ruls. 9823018 (Mar. 5, 1998) and 9822053 (Mar. 3, 1998); CF. Priv. Ltr. Rul. 199941046 (July
16, 1999) (redemption of a target RIC shareholder's shares, amounting to 42% of the RIC's value, and other "shares redeemed in the ordinary course of Target's business as an open-end investment company pursuant to section 22(e) . . ." excluded from determination of whether the target or a related person acquired its shares with consideration other than target or acquiring fund shares).10

         No minimum holding period for shares of an acquiring corporation is imposed under the Code on the acquired corporation's shareholders. Revenue Ruling 66-23, 1966-1 C.B. 67, provides generally that "unrestricted rights of ownership for a period of time sufficient to warrant the conclusion that such ownership is definite and substantial" will suffice and that "ordinarily, the Service will treat five years of unrestricted . . . ownership as a sufficient period" for continuity of interest purposes. A preconceived plan or arrangement by or among an acquired corporation's shareholders to dispose of more than 50% of an acquiring corporation's shares could be problematic. Shareholders with no such preconceived plan or arrangement, however, are basically free to sell any part of the shares received by them in the reorganization without fear of breaking continuity of interest, because the subsequent sale will be treated as an independent transaction from the reorganization.

         There is no plan or intention of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of Treas. Reg.ss. 1.368-1(e)(3)) to either Fund or (2) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person "related" (within such meaning) to Acquiring Fund. Moreover, each Fund expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis. Although Acquiring Fund's shares will be offered for sale to the public on an ongoing basis after the Reorganization, sales of those shares will arise out of a public offering separate and unrelated to the Reorganization and not as a result thereof. See


--------

(10) Although, under section 6110(k)(3), a private letter ruling may not be cited as precedent, tax practitioners look to such rulings as generally indicative of the Service's views on the proper interpretation of the Code and the Regulations. CF. ROWAN COMPANIES, INC. V. COMMISSIONER, 452 U.S. 247 (1981); ALSO SEE Treas. Reg.ss. 1.6662-4(d)(3)(iii) (providing that private letter rulings issued after October 31, 1976, are authority for purposes of determining whether there is or was substantial authority for the tax treatment of an item under section 6662(d)((2)(B)(i), in connection with the imposition of the accuracy-related penalty under section 6662 to a substantial understatement of income tax).

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Reef Corp. v. Commissioner, 368 F.2d at 134; Rev. Rul. 61-156, supra. Similarly, although Shareholders may redeem Acquiring Fund Shares pursuant to their rights as shareholders of a series of an open-end investment company (See Priv. Ltr.
Ruls.  9823018  and  9822053,   supra,  and  8816064  (Jan.  28,  1988)),  those
redemptions will result from the exercise of those rights in the course of Acquiring Fund's business as such a series and not from the Reorganization as such.

         Accordingly, we believe that the Reorganization will satisfy the continuity of interest requirement.

         F.       Business Purpose.
                  ----------------

         All reorganizations must meet the judicially imposed requirements of the "business purpose doctrine," which was established in GREGORY V. HELVERING, 293 U.S. 465 (1935), and is now set forth in Treas. Reg. ss.ss. 1.368-1(b), -1(c), and -2(g) (the last of which provides that, to qualify as a reorganization, a transaction must be "undertaken for reasons germane to the continuance of the business of a corporation a party to the reorganization"). Under that doctrine, a transaction must have a BONA FIDE business purpose (and not a purpose to avoid federal income tax) to qualify as a valid reorganization. The substantial business purposes of the Reorganization are described in the Proxy Statement. Accordingly, we believe that the Reorganization is being undertaken for BONA FIDE business purposes (and not a purpose to avoid federal income tax) and therefore meets the requirements of the business purpose doctrine.

         G.       Satisfaction of Section 368(a)(2)(F).
                  ------------------------------------

         Under section 368(a)(2)(F), if two or more parties to a transaction described in section 368(a)(1) (with an exception not relevant here) were "investment companies" immediately before the transaction, then the transaction shall not be considered a reorganization with respect to any such investment company and its shareholders. But that section does not apply to a participating investment company if, among other things, it is a RIC. Each Fund will meet the requirements to qualify for treatment as a RIC for its respective current taxable year. Accordingly, we believe that section 368(a)(2)(F) will not cause the Reorganization to fail to qualify as a C Reorganization with respect to either Fund.

         For all the foregoing reasons, we believe that the Reorganization will qualify as a C Reorganization.


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         H.       Each Fund Will Be a Party to a Reorganization.
                  ---------------------------------------------

         Section 368(b)(2) provides, in pertinent part, that in the case of a reorganization involving the acquisition by one corporation of properties of another -- and Treas. Reg. ss. 1.368-2(f) further provides that if one corporation transfers substantially all its properties to a second corporation in exchange for all or a part of the latter's voting stock (I.E., a C Reorganization) -- the term "a party to a reorganization" includes each corporation. Pursuant to the Reorganization, Target is transferring all its properties to Acquiring Fund in exchange for Acquiring Fund Shares. Accordingly, we believe that each Fund will be "a party to a reorganization."

II.      Target Will Recognize No Gain or Loss.
         -------------------------------------

         Under sections 361(a) and (c), no gain or loss shall be recognized to a corporation that is a party to a reorganization if, pursuant to the plan of reorganization, (1) it exchanges property solely for stock or securities in another corporate party to the reorganization and (2) distributes that stock or securities to its shareholders. (Such a distribution is required by section 368(a)(2)(G)(i) for a reorganization to qualify as a C Reorganization.) Section 361(c)(4) provides that sections 311 and 336 (which require recognition of gain on certain distributions of appreciated property) shall not apply to such a distribution.

         As noted above, it is our opinion that the Reorganization will qualify as a C Reorganization, each Fund will be a party to a reorganization, and the Plan constitutes a plan of reorganization. Target will exchange the Assets solely for Acquiring Fund Shares and then will be terminated pursuant to the Plan, distributing those shares to the Shareholders in constructive exchange for their Target Shares. As also noted above, it is our opinion that the Reorganization is being undertaken for BONA FIDE business purposes (and not a purpose to avoid federal income tax). Accordingly, we believe that Target will recognize no gain or loss on the Reorganization.11

III.     Acquiring Fund Will Recognize No Gain or Loss.
         ---------------------------------------------

         Section 1032(a) provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for its stock.


--------

(11) Notwithstanding anything herein to the contrary, we express no opinion as to the effect of the Reorganization on either Fund or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

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Acquiring  Fund will issue  Acquiring  Fund Shares to Target in exchange for the
Assets, which consist of money and securities. Accordingly, we believe that Acquiring Fund will recognize no gain or loss on the Reorganization.

IV. Acquiring Fund's Basis in the Assets Will Be a Carryover Basis, and Its Holding Period Will Include Target's Holding Period.
         ---------------------------------------------------

         Section 362(b) provides, in pertinent part, that the basis of property acquired by a corporation in connection with a reorganization to which section 368 applies shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on the transfer (a "carryover basis"). As noted above, it is our opinion that the Reorganization will qualify as such a reorganization and that Target will recognize no gain on the Reorganization. Accordingly, we believe that Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization.

         Section 1223(2) provides in general that the period for which a taxpayer has held acquired property that has a carryover basis shall include the period for which the transferor held the property. As noted above, it is our opinion that Acquiring Fund's basis in the Assets will be a carryover basis. Accordingly, we believe that Acquiring Fund's holding period for the Assets will include Target's holding period therefor.

V.       A Shareholder Will Recognize No Gain or Loss.
         --------------------------------------------

         Under section 354(a)(1), no gain or loss shall be recognized if stock in a corporation that is a party to a reorganization is exchanged pursuant to a plan of reorganization solely for stock in that corporation or another corporate party to the reorganization. Pursuant to the Plan, the Shareholders will receive solely Acquiring Fund Shares for their Target Shares. As noted above, it is our opinion that the Reorganization will qualify as a C Reorganization, each Fund will be a party to a reorganization, and the Plan constitutes a plan of reorganization. Although section 354(a)(1) requires that the transferor corporation's shareholders exchange their shares therein for shares of the acquiring corporation, the courts and the Service have recognized that the Code does not require taxpayers to perform useless gestures to come within the statutory provisions. SEE, E.G., EASTERN COLOR PRINTING CO., 63 T.C. 27, 36
(1974); DAVANT V. COMMISSIONER, 366 F.2d 874 (5th Cir. 1966). Therefore, although Shareholders will not actually surrender Target Share certificates in exchange for Acquiring Fund Shares, their Target Shares will be canceled on the issuance of Acquiring Fund Shares to them (all of which will be reflected on Acquiring Fund's share transfer books) and will be treated as having been exchanged therefor. SEE Rev. Rul. 81-3, 1981-1 C.B. 125; Rev. Rul. 79-257,


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1979-2 C.B. 136.  Accordingly,  we believe that a Shareholder  will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization.

VI. A Shareholder's Basis in Acquiring Fund Shares Will Be a Substituted Basis, and its Holding Period therefor Will Include its Holding Period for its Target Shares.
         ----------------------------------------------------------------------

         Section 358(a)(1) provides, in pertinent part, that in the case of an exchange to which section 354 applies, the basis of the property permitted to be received thereunder without the recognition of gain or loss shall be the same as the basis of the property exchanged therefor, decreased by, among other things, the fair market value of any other property and the amount of any money received in the exchange and increased by the amount of any gain recognized on the exchange by the shareholder (a "substituted basis"). As noted above, it is our opinion that the Reorganization will qualify as a C Reorganization and, under section 354, a Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares in the Reorganization. No property will be distributed to the Shareholders other than Acquiring Fund Shares, and no money will be distributed to them pursuant to the Reorganization. Accordingly, we believe that a Shareholder's basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the basis in its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares.

         Section 1223(1) provides in general that the period for which a taxpayer has held property received in an exchange that has a substituted basis shall include the period for which the taxpayer held the property exchanged therefor if the latter property was a capital asset (as defined in section 1221) in the taxpayer's hands at the time of the exchange. SEE Treas. Reg. ss. 1.1223-1(a). As noted above, it is our opinion that a Shareholder will have a substituted basis for the Acquiring Fund Shares it receives in the Reorganization. Accordingly, we believe that a Shareholder's holding period for the Acquiring Fund Shares it receives in the Reorganization will include its holding period for the Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time.

                                                Very truly yours,

                                                KIRKPATRICK & LOCKHART LLP



                                                By: /s/ Theodore L. Press
                                                    ---------------------------
                                                    Theodore L. Press

Kirkpatrick & Lockhart LLP



                                   SCHEDULE A


          TARGETS                                      ACQUIRING FUNDS
 (All Series of Equity Assets)                    (All Series of Equity Funds)
--------------------------------------------------------------------------------

Neuberger Berman Focus Assets                  Neuberger Berman Focus Fund
Neuberger Berman Genesis Assets                Neuberger Berman Genesis Fund
Neuberger Berman Guardian Assets               Neuberger Berman Guardian Fund
Neuberger Berman Manhattan Assets              Neuberger Berman Manhattan Fund
Neuberger Berman Partners Assets               Neuberger Berman Partners Fund

Kirkpatrick & Lockhart LLP                       1800 Massachusetts Avenue, N.W.
                                                 Second Floor
                                                 Washington, D.C.  20036-1800
                                                 202/778-9000
                                                 www.kl.com


Theodore L. Press
Tel:  202.778.9025
Fax:  202.778.9100
tpress@kl.com


                                December 15, 2000


Neuberger Berman Equity Funds
Neuberger Berman Equity Trust
605 Third Avenue
41st Floor
New York, New York 10158-3698

         Re: Reorganizations to Combine Series of Two Delaware
             Business Trusts
             -------------------------------------------------

Ladies and Gentleman:

         Neuberger Berman Equity Funds, a Delaware business trust ("Equity Funds"), on behalf of each segregated portfolio of assets ("series") thereof listed on Schedule A attached hereto (each, an "Acquiring Fund"), and Neuberger Berman Equity Trust, also a Delaware business trust ("Equity Trust"), on behalf of each series thereof listed on Schedule A (each, a "Target"), have requested our opinion as to certain federal income tax consequences of the proposed acquisition of each Target by the Acquiring Fund listed opposite its name on Schedule A pursuant to an Agreement and Plan of Reorganization and Termination between them dated as of December 15, 2000 ("Plan").1 Specifically, each
Investment Company has requested our opinion, with respect to each Reorganization --

               (1) that Acquiring Fund's acquisition of Target's assets in exchange solely for voting Trust Class shares of beneficial interest in Acquiring Fund ("Acquiring Fund Shares") and Acquiring Fund's assumption of Target's liabilities, followed by Target's distribution of those shares PRO RATA to its shareholders of record determined as of the Effective Time (as herein defined) ("Shareholders") constructively in exchange for their shares of beneficial interest in Target ("Target Shares"), will qualify as a reorganization within the meaning of section 368(a)(1)(C),2



--------
1 Each Acquiring Fund and Target is sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and each of Equity Funds and Equity Trust is sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies." The series of transactions in which each pair of Funds is participating is referred to herein as a "Reorganization."

NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY TRUST
December 15, 2000
Page 2


         and each Fund will be "a party to a reorganization" within the meaning of section 368(b);

               (2) that neither the Funds nor the Shareholders will recognize gain or loss on the Reorganization; and

               (3) regarding the basis and holding period after the Reorganization of the transferred assets and the Acquiring Fund Shares issued pursuant thereto.

         In rendering this opinion, we have examined (1) the Plan, (2) the Combined Proxy Statement and Prospectus dated August 15, 2000, that was furnished in connection with the solicitation of proxies by the Investment Companies' boards of trustees for use at a special meeting of their shareholders held on October 31, 2000 ("Proxy Statement"), and (3) other documents we have deemed necessary or appropriate for the purposes hereof. As to various matters of fact material to this opinion, we have relied, exclusively and without independent verification, on statements of responsible officers of each Investment Company and the representations described below and made in the Plan (as contemplated in paragraph 6.6 thereof) (collectively, "Representations").3

                                      FACTS
                                      -----

         Each Investment Company is a business trust organized under the Delaware Business Trust Act (Del. Code Ann. title 12, ss. 3801 ET SEQ. (1977)) and operating under an Amended and Restated Trust Instrument ("Trust
Instrument"). Before January 1, 1997, each Investment Company "claimed" classification as an association taxable as a corporation, and neither has ever elected otherwise. Target is a series of Equity Trust, and Acquiring Fund is a series of Equity Funds. Each Investment Company is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act").

         Target has a single class of shares. Acquiring Fund's shares are divided into multiple classes, including Trust Class shares. Only Acquiring Fund Shares (i.e., Trust Class shares), which are substantially similar to the Target


--------

2 All "section" references are to the Internal Revenue Code of 1986, as amended ("Code"), unless otherwise noted, and all "Treas. Reg.ss." references are to the regulations under the Code ("Regulations").

3 For convenience, the balance of this letter refers only to a single Reorganization, one Target, and one Acquiring Fund (except in note 4), but the opinions and analysis herein apply separately to each Reorganization.

NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY TRUST
December 15, 2000
Page 3


Shares, are involved in the Reorganization.

         The Reorganization, together with related acts necessary to consummate the same ("Closing"), will take place on or about the date hereof. All acts taking place at the Closing will be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies agree ("Effective Time").

         The Funds' investment objectives, policies, and restrictions (which are described in the Proxy Statement) are identical. Each Fund has a fundamental investment policy permitting it to invest all its investable assets in an open-end management investment company having substantially the same investment objectives, policies, and limitations as the Fund. Pursuant to that policy, each Fund has invested all its net investable assets in a series of Equity Managers Trust (a Delaware business trust)4 that is classified for federal tax purposes as a partnership that is not a publicly traded partnership ("Portfolio").5

         For the reasons, and after consideration of the factors, described in the Proxy Statement, each Investment Company's board of trustees approved the Plan, subject to approval of Target's shareholders. In doing so, each board -- including a majority of its members who are not "interested persons" (as that term is defined in the 1940 Act) of either Investment Company or Neuberger Berman Management Inc., the Funds' investment manager, administrator, and distributor -- determined that the Reorganization is in its Fund's best interests and the interests of its Fund's shareholders will not be diluted as a result of the Reorganization.

         The Plan, which specifies that the Investment Companies intend it to be, and adopt it as, a "plan of reorganization" within the meaning of the Regulations, provides in relevant part for the following:

               (1) Acquiring Fund's acquisition of all of Target's assets, including all cash, cash equivalents, securities, receivables (including interest and dividends receivable),


--------

4 In the case of one Reorganization, however, each participating Fund (Neuberger Berman International Trust and Neuberger Berman International Fund) has invested all its net investable assets in the sole series of Global Managers Trust (a Delaware business trust), which has a structure and operations similar to the series of Equity Managers Trust.

5 Numerous series of Equity Managers Trust received private letter rulings from the Internal Revenue Service ("Service") regarding their classification as such; the other series thereof have attributes relevant to classification that are similar to the series that received those rulings.

NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY TRUST
December 15, 2000
Page 4


         claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property, owned by Target at the Effective Time (collectively "Assets"), in exchange solely for the following:

                           (a)  the  number  of  full  and  fractional
                  (rounded to the third decimal place) Acquiring Fund Shares determined by dividing the net value of
                  Target by the net asset value ("NAV") of an Acquiring Fund Share (both computed as set forth in paragraph 2.1 of the Plan), and

                           (b) Acquiring  Fund's  assumption of all of
                  Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in the Plan (collectively "Liabilities"),

               (2) The constructive distribution of those Acquiring Fund Shares to the Shareholders, by Equity Funds's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and crediting each Shareholder's account with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder (whereupon all outstanding Target Shares, including those represented by certificates, simultaneously will be canceled on Target's share transfer books),6 and

               (3) The termination of Target as soon as reasonably practicable after that distribution, but in all events within six months after the Effective Time.

         Promptly after steps (1) and (2) above, Acquiring Fund will withdraw its interest in the Portfolio, including the interest therein received pursuant to the Reorganization, and will receive in kind the investments then held by the Portfolio.


--------

6 The Plan provides that, at the time of the Reorganization, the Target Shares will in effect be constructively exchanged for Acquiring Fund Shares, certificates for which will not be issued. Accordingly, Shareholders will not be required to and will not make physical delivery of their Target Shares, nor will they receive certificates for Acquiring Fund Shares, pursuant to the Reorganization. Target Shares nevertheless will be treated as having been exchanged for Acquiring Fund Shares, and the tax consequences to the Shareholders will be unaffected by the absence of Acquiring Fund Share certificates. SEE discussion at V. under "Analysis," below.

NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY TRUST
December 15, 2000
Page 5


                                 REPRESENTATIONS
                                 ---------------

         Equity Trust has represented and warranted to us as follows:
         -----------

               (1) Equity Trust is a business trust duly organized and validly existing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof; it is duly registered as an open-end management investment company under the 1940 Act, and that registration will be in full force and effect at the Effective Time; and Target is a duly established and designated series of Equity Trust;

               (2) Target is a "fund" as defined in section 851(g)(2); it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

               (3) The Liabilities were incurred by Target in the ordinary course of its business and are associated with the Assets;

               (4) Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A)); and

               (5) During the five-year period ending on the date of the Closing, neither Target nor any person "related" (as defined in Treas. Reg.ss. 1.368-1(e)(3) without regard to Treas. Reg.ss. 1.368-1(e)(3)(i)(A)) to Target will have directly or through any transaction, agreement, or arrangement with any other person, (a) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by the 1940 Act, or (b) made distributions with respect to Target Shares, except for (i) dividends qualifying for the deduction for dividends paid (as defined in section 561) referred to in sections 852(a)(1) and 4982(c)(1)(A) and (ii) additional distributions, to the extent they do not exceed 50% of the value (without giving effect to such distributions) of the proprietary interest in Target on that date.

NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY TRUST
December 15, 2000
Page 6


         Equity Funds has represented and warranted to us as follows:
         ------------

               (1) Equity Funds is a business trust duly organized and validly existing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof; it is duly registered as an open-end management investment company under the 1940 Act, and that registration will be in full force and effect at the Effective Time; and Acquiring Fund is a duly established and designated series of Equity Funds;

               (2) Acquiring Fund is a "fund" as defined in section 851(g)(2); it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

               (3) No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

               (4) Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to Acquiring Fund, have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

               (5) Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of Treas. Reg.ss. 1.368-1(d)(2)) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of Treas. Reg.ss. 1.368-1(d)(3)) in a business; in addition, Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC;

               (6) There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2)) following the Reorganization; and

NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY TRUST
December 15, 2000
Page 7


               (7) Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it at any time during the past five years directly or indirectly owned, any shares of Target.

         Each Investment Company has represented and warranted to us as follows:
         -----------------------

               (1) The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

               (2) Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

               (3) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

               (4) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

               (5) There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

               (6) Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to

NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY TRUST
December 15, 2000
Page 8


         pay federal income tax and/or the excise tax under section 4982) after the date of the Plan will be included as assets held thereby immediately before the Reorganization;

               (7) None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by that Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

               (8) Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c)) of Acquiring Fund; and

               (9) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization
         (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).


                                     OPINION
                                     -------

         Based solely on the facts set forth above, and conditioned on the Representations being true at the Effective Time and the Reorganization being consummated in accordance with the Plan, our opinion (as explained more fully in the next section of this letter) is as follows:

               (1) Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C), and each Fund will be "a party to a reorganization" within the meaning of section 368(b);

               (2) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY TRUST
December 15, 2000
Page 9


               (3) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

               (4) Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

               (5) A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

               (6) A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in the Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

         Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Code and the Regulations, judicial decisions, and rulings and other pronouncements of the Service in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect our opinion; we assume no responsibility to update our opinion with respect to any such change or modification. Our opinion also is applicable only to the extent each Fund is solvent, and we express no opinion about the tax treatment of the transactions described herein if either Fund is insolvent. Our opinion is solely for the addressees' information and use and may not be relied on for any purpose by any other person without our express written consent.

                                    ANALYSIS
                                    --------

I. The Reorganization Will Qualify as a C Reorganization, and Each Fund Will Be a Party to a Reorganization.
         --------------------------------------------------------------------

         A.       Each Fund Is a Separate Corporation.
                  -----------------------------------

         A reorganization under section 368(a)(1)(C) (a "C Reorganization") involves the acquisition by one corporation, in exchange solely for all or a part of its voting stock, of substantially all of the properties of another corporation. For a transaction to qualify under that section, therefore, both entities involved therein must be corporations (or associations taxable as corporations). Each Investment Company, however, is a business trust, not a corporation, and each Fund is a separate series of an Investment Company.

NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN EQUITY TRUST
December 15, 2000
Page 10


         Regulation section 301.7701-4(b) provides that certain arrangements known as trusts (because legal title is conveyed to trustees for the benefit of beneficiaries) will not be classified as trusts for purposes of the Code because they are not simply arrangements to protect or conserve the property for the beneficiaries. That section states that these "business or commercial trusts" generally are created by the beneficiaries simply as devices to carry on profit-making businesses that normally would have been carried on through business organizations classified as corporations or partnerships under the Code and concludes that the fact that any organization is technically cast in the trust form will not change its real character if it "is more properly classified as a business entity under [Treas. Reg.]ss. 301.7701-2."7 Furthermore, pursuant to Treas. Reg.ss. 301.7701-4(c), "[a]n `investment' trust will not be classified as a trust if there is a power under the trust agreement to vary the investment of the certificate holders. SEE COMMISSIONER V. NORTH AMERICAN BOND TRUST, 122 F.2d 545 (2d Cir. 1941), CERT. DENIED, 314 U.S. 701 (1942)."

         Based on these criteria, neither Investment Company qualifies as a trust for federal tax purposes.8 Each Investment Company is not simply an arrangement to protect or conserve property for the beneficiaries but is designed to carry on a profit-making business. Furthermore, while each Investment Company is an "investment trust," there is a power under its Trust Instrument to vary its shareholders' investment therein. Neither Investment Company has a fixed pool of assets -- each series thereof (including each Fund) is a managed portfolio of securities, and its investment adviser has the authority to buy and sell securities for it. Accordingly, we believe that each Investment Company should not be classified as a trust, and instead should be classified as a business entity, for federal tax purposes.



--------

7 On December 10, 1996, the Service adopted Regulations for classifying business organizations (Treas. Reg.ss.ss. 301.7701-1 through -3 and parts of -4, the
so-called  "check-the-box"   Regulations)  to  replace  the  provisions  in  the
then-existing Regulations that "have become increasingly formalistic. [The check-the-box Regulations replace] those rules with a much simpler approach that
generally  is  elective."  T.D.  8697,  1997-1  C.B.  215.   Regulation  section
301.7701-2(a) provides that "a BUSINESS ENTITY is any entity recognized for federal tax purposes . . . that is not properly classified as a trust under [Treas. Reg.]ss. 301.7701-4 or otherwise subject to special treatment under the
 . . . Code." Neither Investment Company is subject to any such special treatment.

8 Because each Fund is considered separate from each other series of the Investment Company of which it is a part for federal tax purposes (see the discussion in the last paragraph of I.A. below), the analysis in the accompanying text applies equally to each Fund.



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         Regulation  section  301.7701-2(a)  provides that "[a] business  entity with two or more members is classified for federal tax purposes as either a corporation or a partnership." The term "corporation" is defined for those purposes (in Treas. Reg. ss. 301.7701-2(b)) to include corporations denominated as such under the federal or state statute pursuant to which they were organized and certain other entities. Any business entity that is not classified as a corporation under that section (an "eligible entity") and has at least two members can elect to be classified as either an association (and thus a corporation) or a partnership. Treas. Reg.ss. 301.7701-3(a).

         An eligible entity in existence before January 1, 1997, the effective date of the check-the-box Regulations, "will have the same classification that the entity claimed under [the prior Regulations]," unless it elects otherwise. Treas. Reg. ss. 301.7701-3(b)(3)(i). Based on the reasoning stated in the second preceding paragraph -- and the fact that, under the law that existed before the check-the-box Regulations, the word "association" had been held to include a Massachusetts business trust (SEE HECHT V. MALLEY, 265 U.S. 144 (1924)), which for these purposes is very similar to a Delaware business trust -- each
Investment Company "claimed" classification under the prior Regulations as an association taxable as a corporation. Moreover, since that date neither has elected not to be so classified. Accordingly, we believe that each Investment Company will continue to be classified as an association (and thus a corporation) for federal tax purposes.

         The Investment Companies as such, however, are not participating in the Reorganization, but rather separate series thereof (the Funds) are the participants. Ordinarily, a transaction involving segregated pools of assets such as the Funds could not qualify as a reorganization, because the pools would not be separate taxable entities that constitute corporations. Under section 851(g), however, each Fund is treated as a separate corporation for all purposes of the Code save the definitional requirement of section 851(a) (which is satisfied by the respective Investment Companies). Accordingly, we believe that each Fund is a separate corporation, and its shares are treated as shares of corporate stock, for purposes of section 368(a)(1)(C).

         B.       Transfer of "Substantially All" of Target's Properties.
                  ------------------------------------------------------

         For an acquisition to qualify as a C Reorganization, the acquiring corporation must acquire "substantially all of the properties" of the transferor corporation in exchange solely for all or part of the acquiring corporation's stock. For purposes of issuing private letter rulings, the Service considers the transfer of at least 90% of the fair market value of the transferor's net assets, and at least 70% of the fair market value of its gross assets, held immediately before the reorganization to satisfy the "substantially all" requirement. Rev. Proc. 77-37, 1977-2 C.B. 568. The Reorganization will involve such a transfer. Accordingly, we believe that the Reorganization will involve the transfer to Acquiring Fund of substantially all of Target's properties.


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         C.       Qualifying Consideration.
                  ------------------------

         The acquiring corporation in an acquisition intended to qualify as a C Reorganization must acquire at least 80% (by fair market value) of the transferor's property solely for voting stock. Section 368(a)(2)(B)(iii). The assumption of liabilities by the acquiring corporation or its acquisition of property subject to liabilities normally is disregarded (section 368(a)(1)(C)), but the amount of any such liabilities will be treated as money paid for the transferor's property if the acquiring corporation exchanges any money or property (other than its voting stock) therefor. Section 368(a)(2)(B). Because Acquiring Fund will exchange only Acquiring Fund Shares, and no money or other property, for the Assets, we believe that the Reorganization will satisfy the solely-for-voting-stock requirement to qualify as a C Reorganization.

         D.       Distribution by Target.
                  ----------------------

         Section 368(a)(2)(G)(i) provides that a transaction will not qualify as a C Reorganization unless the corporation whose properties are acquired distributes the stock it receives and its other property in pursuance of the plan of reorganization. Under the Plan -- which we believe constitutes a "plan of reorganization" within the meaning of Treas. Reg. ss. 1.368-2(g) -- Target will distribute all the Acquiring Fund Shares it receives to the Shareholders in constructive exchange for their Target Shares; as soon as is reasonably practicable thereafter, Target will be terminated. Accordingly, we believe that the requirements of section 368(a)(2)(G)(i) will be satisfied.

         E.       Requirements of Continuity.
                  --------------------------

         Regulation section 1.368-1(b) sets forth two prerequisites to a valid reorganization: (1) a continuity of the business enterprise through the issuing corporation ("IC") -- defined in the Regulation as "the acquiring corporation (as that term is used in section 368(a))," with an exception not relevant here -- under the modified corporate form as described in Treas. Reg.ss. 1.368-1(d) ("continuity of business enterprise") and (2) a continuity of interest as described in Treas. Reg.ss. 1.368-1(e) ("continuity of interest").

                  1.       Continuity of Business Enterprise.
                           ---------------------------------

         To satisfy the continuity of business enterprise requirement of Treas. Reg. ss. 1.368-1(d)(1), IC must either (i) continue the target corporation's "historic business" ("business continuity") or (ii) use a significant portion of


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the target  corporation's  "historic  business  assets"  in a  business  ("asset continuity").9

         While there is no authority that deals directly with the continuity of business enterprise requirement in the context of a transaction such as the Reorganization, Rev. Rul. 87-76, 1987-2 C.B. 84, deals with a somewhat similar situation. In that ruling, P was a RIC that invested exclusively in municipal bonds. P acquired the assets of T in exchange for P common stock in a transaction that was intended to qualify as a C Reorganization. Prior to the exchange, T sold its entire portfolio of corporate stocks and bonds and purchased a portfolio of municipal bonds. The Service held that this transaction did not qualify as a reorganization for the following reasons: (1) because T had sold its historic assets prior to the exchange, there was no asset continuity; and (2) the failure of P to engage in the business of investing in corporate stocks and bonds after the exchange caused the transaction to lack business continuity as well.

         The Funds' investment objectives, policies, and restrictions are identical. Moreover, after the Reorganization Acquiring Fund will continue Target's "historic business" (within the meaning of Treas. Reg.ss. 1.368-1(d)(2)). Accordingly, there will be business continuity.

         Acquiring Fund not only will continue Target's historic business, but it also will use in that business a significant portion of Target's "historic business assets" (within the meaning of Treas. Reg.ss. 1.368-1(d)(3)). Accordingly, there will be asset continuity as well.

         For all the foregoing reasons, we believe that the Reorganization will satisfy the continuity of business enterprise requirement.




--------

9 The Regulations address the situation where IC transfers T's assets to a partnership, providing that (1) with respect to business continuity, IC generally will be treated as conducting a business of the partnership if it owns an interest in the partnership that represents a significant interest in that business, and (2) with respect to asset continuity, each partner will be treated as owning those assets that are used in a partnership business in accordance with the partner's partnership interest. Treas. Reg.ss. 1.368-1(d)(4)(iii). Because this Regulation adopts an aggregate approach in that situation -- for purposes of Subchapter K of the Code, a partnership is considered to be either an aggregate of its members (in which case each partner is treated as owning an undivided interest in partnership assets and operations) or a separate entity (in which case the partnership is treated as a separate entity in which partners have no direct interest in partnership assets or operations) (sEE S. Rep. No. 1622, 83d Cong., 2d Sess. 89 (1954), and H.R. Rep. No. 2543, 83d Cong., 2d Sess.
59 (1954)) -- that approach should apply equally to the situation (not addressed in the Regulations) where, as here, T's assets consist almost entirely of an interest in a single partnership (I.E., the Portfolio). CF. section 851(b), as well as other provisions (such as section 4982) that uniquely affect RICs. These authorities suggest, in the absence of any compelling reason to apply the entity approach, that the aggregate approach may be applied here, with the results that the Portfolio's "historic business" may be considered to be Target's "historic business" and that the Portfolio's "historic business assets" may be considered to be Target's "historic business assets."


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                  2.       Continuity of Interest.
                           ----------------------

         Regulation section 1.368-1(e)(1)(i) provides that "[c]ontinuity of interest requires that in substance a substantial part of the value of the proprietary interests in the target corporation be preserved in the reorganization. A proprietary interest in the target corporation is preserved if, in a potential reorganization, it is exchanged for a proprietary interest in the issuing corporation . . . ." That section goes on to provide that "[h]owever, a proprietary interest in the target corporation is not preserved if, in connection with the potential reorganization, . . . stock of the issuing corporation furnished in exchange for a proprietary interest in the target corporation in the potential reorganization is redeemed. All facts and circumstances must be considered in determining whether, in substance, a proprietary interest in the target corporation is preserved."

         For purposes of issuing private letter rulings, the Service considers the continuity of interest requirement satisfied if ownership in an acquiring corporation on the part of a transferor corporation's former shareholders is equal in value to at least 50% of the value of all the formerly outstanding shares of the transferor corporation.10 Although shares of both the target and acquiring corporations held by the target corporation's shareholders that are disposed of before or after the transaction will be considered in determining satisfaction of the 50% standard, the Service has recently issued private letter rulings that excepted from that determination "shares which are required to be redeemed at the demand of shareholders by . . . Target or Acquiring in the ordinary course of their businesses as open-end investment companies (or series


--------

10  Rev.  Proc.  77-37,  SUPRA;  BUT SEE  Rev.  Rul.  56-345,  1956-2  C.B.  206
(continuity of interest was held to exist in a reorganization of two RICs where immediately after the reorganization 26% of the shares were redeemed to allow investment in a third RIC); SEE ALSO REEF CORP. V. COMMISSIONER, 368 F.2d 125 (5th Cir. 1966), CERT. DENIED, 386 U.S. 1018 (1967) (a redemption of 48% of a transferor corporation's stock was not a sufficient shift in proprietary interest to disqualify a transaction as a reorganization under section 368(a)(1)(F) ("F Reorganization"), even though only 52% of the transferor's shareholders would hold all the transferee's stock); AETNA CASUALTY AND SURETY CO. V. U.S., 568 F.2d 811, 822-23 (2d Cir. 1976) (redemption of a 38.39%
minority interest did not prevent a transaction from qualifying as an F Reorganization); Rev. Rul. 61-156, 1961-2 C.B. 62 (a transaction qualified as an F Reorganization even though the transferor's shareholders acquired only 45% of the transferee's stock, while the remaining 55% of that stock was issued to new shareholders in a public underwriting immediately after the transfer).


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thereof)  pursuant to Section 22(e) of the 1940 Act." Priv.  Ltr. Ruls.  9823018
(Mar. 5, 1998) and 9822053 (Mar. 3, 1998);  CF. Priv. Ltr. Rul.  199941046 (July
16, 1999) (redemption of a target RIC shareholder's shares, amounting to 42% of the RIC's value, and other "shares redeemed in the ordinary course of Target's business as an open-end investment company pursuant to section 22(e) . . ." excluded from determination of whether the target or a related person acquired its shares with consideration other than target or acquiring fund shares).11

         No minimum holding period for shares of an acquiring corporation is imposed under the Code on the acquired corporation's shareholders. Revenue Ruling 66-23, 1966-1 C.B. 67, provides generally that "unrestricted rights of ownership for a period of time sufficient to warrant the conclusion that such ownership is definite and substantial" will suffice and that "ordinarily, the Service will treat five years of unrestricted . . . ownership as a sufficient period" for continuity of interest purposes. A preconceived plan or arrangement by or among an acquired corporation's shareholders to dispose of more than 50% of an acquiring corporation's shares could be problematic. Shareholders with no such preconceived plan or arrangement, however, are basically free to sell any part of the shares received by them in the reorganization without fear of breaking continuity of interest, because the subsequent sale will be treated as an independent transaction from the reorganization.

         There is no plan or intention of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of Treas. Reg.ss. 1.368-1(e)(3)) to either Fund or (2) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person "related" (within such meaning) to Acquiring Fund. Moreover, each Fund expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS. Although Acquiring Fund's shares will be offered for sale to the public on an ongoing basis after the Reorganization, sales of those shares will arise out of a public offering separate and unrelated to the Reorganization and not as a result thereof. SEE


--------


11 Although, under section 6110(k)(3), a private letter ruling may not be cited as precedent, tax practitioners look to such rulings as generally indicative of the Service's views on the proper interpretation of the Code and the Regulations. CF. ROWAN COMPANIES, INC. V. COMMISSIONER, 452 U.S. 247 (1981); ALSO SEE Treas. Reg.ss. 1.6662-4(d)(3)(iii) (providing that private letter rulings issued after October 31, 1976, are authority for purposes of determining whether there is or was substantial authority for the tax treatment of an item under section 6662(d)((2)(B)(i), in connection with the imposition of the accuracy-related penalty under section 6662 to a substantial understatement of income tax).


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REEF CORP. V. COMMISSIONER, 368 F.2d at 134; Rev. Rul. 61-156, supra. Similarly, although Shareholders may redeem Acquiring Fund Shares pursuant to their rights as shareholders of a series of an open-end investment company (SEE Priv. Ltr.
Ruls.  9823018  and  9822053,   SUPRA,  and  8816064  (Jan.  28,  1988)),  those
redemptions will result from the exercise of those rights in the course of Acquiring Fund's business as such a series and not from the Reorganization as such.

         Accordingly, we believe that the Reorganization will satisfy the continuity of interest requirement.

         F.       Business Purpose.
                  ----------------

         All reorganizations must meet the judicially imposed requirements of the "business purpose doctrine," which was established in GREGORY V. HELVERING, 293 U.S. 465 (1935), and is now set forth in Treas. Reg. ss.ss. 1.368-1(b), -1(c), and -2(g) (the last of which provides that, to qualify as a reorganization, a transaction must be "undertaken for reasons germane to the continuance of the business of a corporation a party to the reorganization"). Under that doctrine, a transaction must have a BONA FIDE business purpose (and not a purpose to avoid federal income tax) to qualify as a valid reorganization. The substantial business purposes of the Reorganization are described in the Proxy Statement. Accordingly, we believe that the Reorganization is being undertaken for BONA FIDE business purposes (and not a purpose to avoid federal income tax) and therefore meets the requirements of the business purpose doctrine.

         G.       Satisfaction of Section 368(a)(2)(F).
                  ------------------------------------

         Under section 368(a)(2)(F), if two or more parties to a transaction described in section 368(a)(1) (with an exception not relevant here) were "investment companies" immediately before the transaction, then the transaction shall not be considered a reorganization with respect to any such investment company and its shareholders. But that section does not apply to a participating investment company if, among other things, it is a RIC. Each Fund will meet the requirements to qualify for treatment as a RIC for its respective current taxable year. Accordingly, we believe that section 368(a)(2)(F) will not cause the Reorganization to fail to qualify as a C Reorganization with respect to either Fund.

         For all the foregoing reasons, we believe that the Reorganization will qualify as a C Reorganization.


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         H.       Each Fund Will Be a Party to a Reorganization.
                  ---------------------------------------------

         Section 368(b)(2) provides, in pertinent part, that in the case of a reorganization involving the acquisition by one corporation of properties of another -- and Treas. Reg. ss. 1.368-2(f) further provides that if one corporation transfers substantially all its properties to a second corporation in exchange for all or a part of the latter's voting stock (I.E., a C Reorganization) -- the term "a party to a reorganization" includes each corporation. Pursuant to the Reorganization, Target is transferring all its properties to Acquiring Fund in exchange for Acquiring Fund Shares. Accordingly, we believe that each Fund will be "a party to a reorganization."

II.      Target Will Recognize No Gain or Loss.
         -------------------------------------

         Under sections 361(a) and (c), no gain or loss shall be recognized to a corporation that is a party to a reorganization if, pursuant to the plan of reorganization, (1) it exchanges property solely for stock or securities in another corporate party to the reorganization and (2) distributes that stock or securities to its shareholders. (Such a distribution is required by section 368(a)(2)(G)(i) for a reorganization to qualify as a C Reorganization.) Section 361(c)(4) provides that sections 311 and 336 (which require recognition of gain on certain distributions of appreciated property) shall not apply to such a distribution.

         As noted above, it is our opinion that the Reorganization will qualify as a C Reorganization, each Fund will be a party to a reorganization, and the Plan constitutes a plan of reorganization. Target will exchange the Assets solely for Acquiring Fund Shares and then will be terminated pursuant to the Plan, distributing those shares to the Shareholders in constructive exchange for their Target Shares. As also noted above, it is our opinion that the Reorganization is being undertaken for BONA FIDE business purposes (and not a purpose to avoid federal income tax). Accordingly, we believe that Target will recognize no gain or loss on the Reorganization.12

III.     Acquiring Fund Will Recognize No Gain or Loss.
         ---------------------------------------------

         Section 1032(a) provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for its stock. Acquiring Fund will issue Acquiring Fund Shares to Target in exchange for the

--------

12 Notwithstanding anything herein to the contrary, we express no opinion as to the effect of the Reorganization on either Fund or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.



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Assets,  which  consist of money and  securities.  Accordingly,  we believe that
Acquiring Fund will recognize no gain or loss on the Reorganization.

IV. Acquiring Fund's Basis in the Assets Will Be a Carryover Basis, and Its Holding Period Will Include Target's Holding Period.
         -----------------------------------------------------------------------

         Section 362(b) provides, in pertinent part, that the basis of property acquired by a corporation in connection with a reorganization to which section 368 applies shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on the transfer (a "carryover basis"). As noted above, it is our opinion that the Reorganization will qualify as such a reorganization and that Target will recognize no gain on the Reorganization. Accordingly, we believe that Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization.

         Section 1223(2) provides in general that the period for which a taxpayer has held acquired property that has a carryover basis shall include the period for which the transferor held the property. As noted above, it is our opinion that Acquiring Fund's basis in the Assets will be a carryover basis. Accordingly, we believe that Acquiring Fund's holding period for the Assets will include Target's holding period therefor.

V.       A Shareholder Will Recognize No Gain or Loss.
         --------------------------------------------

         Under section 354(a)(1), no gain or loss shall be recognized if stock in a corporation that is a party to a reorganization is exchanged pursuant to a plan of reorganization solely for stock in that corporation or another corporate party to the reorganization. Pursuant to the Plan, the Shareholders will receive solely Acquiring Fund Shares for their Target Shares. As noted above, it is our opinion that the Reorganization will qualify as a C Reorganization, each Fund will be a party to a reorganization, and the Plan constitutes a plan of reorganization. Although section 354(a)(1) requires that the transferor corporation's shareholders exchange their shares therein for shares of the acquiring corporation, the courts and the Service have recognized that the Code does not require taxpayers to perform useless gestures to come within the statutory provisions. SEE, E.G., EASTERN COLOR PRINTING CO., 63 T.C. 27, 36
(1974); DAVANT V. COMMISSIONER, 366 F.2d 874 (5th Cir. 1966). Therefore, although Shareholders will not actually surrender Target Share certificates in exchange for Acquiring Fund Shares, their Target Shares will be canceled on the issuance of Acquiring Fund Shares to them (all of which will be reflected on Acquiring Fund's share transfer books) and will be treated as having been exchanged therefor. SEE Rev. Rul. 81-3, 1981-1 C.B. 125; Rev. Rul. 79-257, 1979-2 C.B. 136. Accordingly, we believe that a Shareholder will recognize no

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gain or loss on the  constructive  exchange of all its Target  Shares solely for
Acquiring Fund Shares pursuant to the Reorganization.

VI. A Shareholder's Basis in Acquiring Fund Shares Will Be a Substituted Basis, and its Holding Period therefor Will Include its Holding Period for its Target Shares.
         --------------------------------------------------------------------

         Section 358(a)(1) provides, in pertinent part, that in the case of an exchange to which section 354 applies, the basis of the property permitted to be received thereunder without the recognition of gain or loss shall be the same as the basis of the property exchanged therefor, decreased by, among other things, the fair market value of any other property and the amount of any money received in the exchange and increased by the amount of any gain recognized on the exchange by the shareholder (a "substituted basis"). As noted above, it is our opinion that the Reorganization will qualify as a C Reorganization and, under section 354, a Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares in the Reorganization. No property will be distributed to the Shareholders other than Acquiring Fund Shares, and no money will be distributed to them pursuant to the Reorganization. Accordingly, we believe that a Shareholder's basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the basis in its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares.

         Section 1223(1) provides in general that the period for which a taxpayer has held property received in an exchange that has a substituted basis shall include the period for which the taxpayer held the property exchanged therefor if the latter property was a capital asset (as defined in section 1221) in the taxpayer's hands at the time of the exchange. SEE Treas. Reg. ss. 1.1223-1(a). As noted above, it is our opinion that a Shareholder will have a substituted basis for the Acquiring Fund Shares it receives in the Reorganization. Accordingly, we believe that a Shareholder's holding period for the Acquiring Fund Shares it receives in the Reorganization will include its holding period for the Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time.

                                        Very truly yours,

                                        KIRKPATRICK & LOCKHART LLP



                                        By: /s/ Theodore L. Press
                                            ---------------------
                                            Theodore L. Press

                                   SCHEDULE A

              TARGETS                              ACQUIRING FUNDS
    (All Series of Equity Trust)             (All Series of Equity Funds)
--------------------------------------------------------------------------------


Neuberger Berman Century Trust            Neuberger Berman Century Fund
Neuberger Berman Focus Trust              Neuberger Berman Focus Fund
Neuberger Berman Genesis Trust            Neuberger Berman Genesis Fund
Neuberger Berman Guardian Trust           Neuberger Berman Guardian Fund
Neuberger Berman International Trust      Neuberger Berman International Fund
Neuberger Berman Manhattan Trust          Neuberger Berman Manhattan Fund
Neuberger Berman Millennium Trust         Neuberger Berman Millennium Fund
Neuberger Berman Partners Trust           Neuberger Berman Partners Fund
Neuberger Berman Regency Trust            Neuberger Berman Regency Fund
Neuberger Berman Socially Responsive      Neuberger Berman Socially Responsive
Trust                                     Fund
Neuberger Berman Technology Trust         Neuberger Berman Technology Fund

Kirkpatrick & Lockhart LLP                         1800 Massachusetts Avenue, NW
                                                   Second Floor
                                                   Washington, Dc 20036-1800
                                                   202.778.9000
                                                   www.kl.com
Theodore L. Press
Tel:  202.778.9025
Fax:  202.778.9100
tpress@kl.com

                                December 15, 2000

Neuberger Berman Equity Funds
Neuberger Berman Equity Series
605 Third Avenue
41st Floor
New York, New York 10158-3698

           Re:       Reorganization to Combine Series of Two Delaware
                     ------------------------------------------------
                     Business Trusts
                     ---------------

Ladies and Gentleman:

           Neuberger Berman Equity Funds, a Delaware business trust ("Equity Funds"), on behalf of Neuberger Berman Genesis Fund, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), and Neuberger Berman Equity Series (operating under the name "Neuberger Berman Genesis Institutional"), also a Delaware business trust ("Target"), have requested our opinion as to certain federal income tax consequences of the proposed acquisition of Target by Acquiring Fund pursuant to an Agreement and Plan of Reorganization and
Termination   between   them  dated  as  of  December   15,  2000   ("Plan").1/
Specifically, each Investment Company has requested our opinion, with respect to each Reorganization --

                     (1) that Acquiring Fund's acquisition of Target's assets in exchange solely for voting Institutional Class shares of beneficial interest in Acquiring Fund ("Acquiring Fund Shares") and Acquiring Fund's assumption of Target's liabilities, followed by Target's distribution of those shares pro rata to its shareholders of record determined as of the Effective Time (as herein defined) ("Shareholders") constructively in exchange for their shares of beneficial interest in Target ("Target Shares") (such transactions sometimes being referred to herein collectively as the
           "Reorganization"),  will  qualify  as  a  reorganization  within  the


----------

1/ Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Equity Funds and Target are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies."

Neuberger Berman Equity Funds
Neuberger Berman Equity Series
December 15, 2000
Page 2


           meaning of section 368(a)(1)(C),2/ and each Fund will be "a party to a reorganization" within the meaning of section 368(b);

                     (2)that  neither  the  Funds  nor  the  Shareholders   will
           recognize gain or loss on the Reorganization; and

                     (3) regarding  the  basis  and   holding  period  after the
           Reorganization of the transferred assets and the Acquiring Fund Shares issued pursuant thereto.

           In rendering this opinion, we have examined (1) the Plan, (2) the Combined Proxy Statement and Prospectus dated August 15, 2000, that was furnished in connection with the solicitation of proxies by the Investment Companies' boards of trustees for use at a special meeting of their shareholders held on October 31, 2000 ("Proxy Statement"), and (3) other documents we have deemed necessary or appropriate for the purposes hereof. As to various matters of fact material to this opinion, we have relied, exclusively and without independent verification, on statements of responsible officers of each Investment Company and the representations described below and made in the Plan (as contemplated in paragraph 6.6 thereof) (collectively, "Representations").

                                      FACTS
                                      -----

           Each Investment Company is a business trust organized under the Delaware Business Trust Act (Del. Code Ann. title 12, ss. 3801 et seq. (1977)) and operating under an Amended and Restated Trust Instrument ("Trust
Instrument"). Before January 1, 1997, each Investment Company "claimed" classification as an association taxable as a corporation, and neither has ever elected otherwise. Each Investment Company is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). Acquiring Fund is a series of Equity Funds.

           Target has a single class of shares. Acquiring Fund's shares are divided into multiple classes, including Institutional Class shares. Only Acquiring Fund Shares (i.e., Institutional Class shares), which are substantially similar to the Target Shares, are involved in the Reorganization.

----------

2/ All "section" references are to the Internal Revenue Code of 1986, as amended ("Code"), unless otherwise noted, and all "Treas. Reg.ss." references are to the regulations under the Code ("Regulations").

Neuberger Berman Equity Funds
Neuberger Berman Equity Series
December 15, 2000
Page 3


           The Reorganization, together with related acts necessary to consummate the same ("Closing"), will take place on or about the date hereof. All acts taking place at the Closing will be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies agree ("Effective Time").

           The Funds' investment objectives, policies, and restrictions (which are described in the Proxy Statement) are identical. Each Fund has a fundamental investment policy permitting it to invest all its investable assets in an open-end management investment company having substantially the same investment objectives, policies, and limitations as the Fund. Pursuant to that policy, each Fund has invested all its net investable assets in Genesis Portfolio, a series of Equity Managers Trust (a Delaware business trust) that has received a private letter ruling from the Internal Revenue Service ("Service") that it is classified for federal tax purposes as a partnership that is not a publicly traded partnership ("Portfolio").

           For the reasons, and after consideration of the factors, described in the Proxy Statement, each Investment Company's board of trustees approved the Plan, subject to approval of Target's shareholders. In doing so, each board -- including a majority of its members who are not "interested persons" (as that term is defined in the 1940 Act) of either Investment Company or Neuberger Berman Management Inc., the Funds' investment manager, administrator, and distributor -- determined that the Reorganization is in its Fund's best interests and the interests of its Fund's shareholders will not be diluted as a result of the Reorganization.

           The Plan, which specifies that the Investment Companies intend it to be, and adopt it as, a "plan of reorganization" within the meaning of the Regulations, provides in relevant part for the following:

                     (1) Acquiring Fund's acquisition of all of Target's assets, including all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property, owned by Target at the Effective Time (collectively "Assets"), in exchange solely for the following:

                               (a) the number of full and fractional (rounded to
                     the third decimal place) Acquiring Fund Shares determined by dividing the net value of Target by the net asset value ("NAV") of an Acquiring Fund Share (both computed as set forth in paragraph 2.1 of the Plan), and

Neuberger Berman Equity Funds
Neuberger Berman Equity Series
December 15, 2000
Page 4


                               (b)  Acquiring   Fund's   assumption  of  all  of
                     Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in the Plan (collectively "Liabilities"),

                     (2) The constructive distribution of those Acquiring Fund Shares to the Shareholders, by Equity Funds's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and crediting each Shareholder's account with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder (whereupon all outstanding Target Shares, including those represented by certificates, simultaneously will be canceled on Target's share transfer books),3/ and

                     (3) The termination of Target as soon as reasonably practicable after that distribution, but in all events within six months after the Effective Time.

           Promptly after steps (1) and (2) above, Acquiring Fund will withdraw its interest in the Portfolio, including the interest therein received pursuant to the Reorganization, and will receive in kind the investments then held by the Portfolio.

                                 REPRESENTATIONS
                                 ---------------

           TARGET has represented and warranted to us as follows:

                     (1) Target is a business trust duly organized and validly existing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof; it is duly registered as an open-end management investment company under the 1940 Act, and that registration will be in full force and effect at the Effective Time;



----------

3/ The Plan provides that, at the time of the Reorganization, the Target Shares will in effect be constructively exchanged for Acquiring Fund Shares, certificates for which will not be issued. Accordingly, Shareholders will not be required to and will not make physical delivery of their Target Shares, nor will they receive certificates for Acquiring Fund Shares, pursuant to the Reorganization. Target Shares nevertheless will be treated as having been exchanged for Acquiring Fund Shares, and the tax consequences to the Shareholders will be unaffected by the absence of Acquiring Fund Share certificates. See discussion at V. under "Analysis," below.

Neuberger Berman Equity Funds
Neuberger Berman Equity Series
December 15, 2000
Page 5


                     (2) Target qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

                     (3) The Liabilities were incurred by Target in the ordinary course of its business and are associated with the Assets;

                     (4)  Target is not under the  jurisdiction  of a court in a
           "title  11  or  similar   case"   (within   the  meaning  of  section
           368(a)(3)(A)); and

                     (5) During the five-year period ending on the date of the Closing, neither Target nor any person "related" (as defined in Treas. Reg.ss. 1.368-1(e)(3) without regard to Treas. Reg.ss.
           1.368-1(e)(3)(i)(A)) to Target will have directly or through any transaction, agreement, or arrangement with any other person, (a) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as an open-end investment company (or series thereof4/) as required by the 1940 Act, or (b) made distributions with respect to Target Shares, except for (i) dividends qualifying for the deduction for dividends paid (as defined in section 561) referred to in sections 852(a)(1) and 4982(c)(1)(A) and
           (ii) additional distributions, to the extent they do not exceed 50% of the value (without giving effect to such distributions) of the proprietary interest in Target on that date.

           EQUITY FUNDS has represented and warranted to us as follows:

                     (1) Equity Funds is a business trust duly organized and validly existing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof; it is duly registered as an open-end management investment company under the 1940 Act, and that registration will be in full force and effect at the Effective Time; and Acquiring Fund is a duly established and designated series of Equity Funds;

----------

4/ Until December 1, 1999, Neuberger Berman Equity Series had another series in addition to the Neuberger Berman Genesis Institutional series.

Neuberger Berman Equity Funds
Neuberger Berman Equity Series
December 15, 2000
Page 6


                     (2) Acquiring Fund is a "fund" as defined in section 851(g)(2); it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

                     (3) No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

                     (4) Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to Acquiring Fund, have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

                     (5) Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of Treas. Reg.ss. 1.368-1(d)(2)) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of Treas. Reg.ss. 1.368-1(d)(3)) in a business; in addition, Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC;

                     (6) There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2)) following the Reorganization; and

                     (7) Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it at any time during the past five years directly or indirectly owned, any shares of Target.

           EACH INVESTMENT COMPANY has represented and warranted to us as follows:

                     (1) The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

Neuberger Berman Equity Funds
Neuberger Berman Equity Series
December 15, 2000
Page 7



                     (2) Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

                     (3) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

                     (4) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

                     (5) There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

                     (6) Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982) after the date of the Plan will be included as assets held thereby immediately before the Reorganization;

                     (7) None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by that Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder

Neuberger Berman Equity Funds
Neuberger Berman Equity Series
December 15, 2000
Page 8


           will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

                     (8) Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c)) of Acquiring Fund; and

                     (9) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).


                                     OPINION
                                     -------

           Based solely on the facts set forth above, and conditioned on the Representations being true at the Effective Time and the Reorganization being consummated in accordance with the Plan, our opinion (as explained more fully in the next section of this letter) is as follows:

                     (1) Acquiring Fund's  acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C), and each Fund will be "a party to a reorganization" within the meaning of section 368(b);

                     (2) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

                     (3) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

                     (4) Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

                     (5) A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

Neuberger Berman Equity Funds
Neuberger Berman Equity Series
December 15, 2000
Page 9



                     (6) A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in the Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

           Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Code and the Regulations, judicial decisions, and rulings and other pronouncements of the Service in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect our opinion; we assume no responsibility to update our opinion with respect to any such change or modification. Our opinion also is applicable only to the extent each Fund is solvent, and we express no opinion about the tax treatment of the transactions described herein if either Fund is insolvent. Our opinion is solely for the addressees' information and use and may not be relied on for any purpose by any other person without our express written consent.

                                    ANALYSIS
                                    --------

I.         The Reorganization Will Qualify as a C Reorganization, and Each Fund
           --------------------------------------------------------------------
           Will Be a Party to a Reorganization.
           ------------------------------------

           A.   Each Fund Is a Separate Corporation.
                ------------------------------------

           A reorganization under section 368(a)(1)(C) (a "C Reorganization") involves the acquisition by one corporation, in exchange solely for all or a part of its voting stock, of substantially all of the properties of another corporation. For a transaction to qualify under that section, therefore, both entities involved therein must be corporations (or associations taxable as corporations). Each Investment Company, however, is a business trust, not a corporation, and Acquiring Fund is a separate series of Equity Funds.

           Regulation section 301.7701-4(b) provides that certain arrangements known as trusts (because legal title is conveyed to trustees for the benefit of beneficiaries) will not be classified as trusts for purposes of the Code because they are not simply arrangements to protect or conserve the property for the beneficiaries. That section states that these "business or commercial trusts" generally are created by the beneficiaries simply as devices to carry on profit-making businesses that normally would have been carried on through business organizations classified as corporations or partnerships under the Code and concludes that the fact that any organization is technically cast in the

Neuberger Berman Equity Funds
Neuberger Berman Equity Series
December 15, 2000
Page 10


trust form will not change its real character if it "is more properly classified as a business entity under [Treas. Reg.]ss. 301.7701-2."5/ Furthermore, pursuant to Treas. Reg.ss. 301.7701-4(c), "[a]n `investment' trust will not be classified as a trust if there is a power under the trust agreement to vary the investment of the certificate holders. See Commissioner v. North American Bond Trust, 122 F.2d 545 (2d Cir. 1941), cert. denied, 314 U.S. 701 (1942)."

           Based on these criteria, neither Investment Company qualifies as a trust for federal tax purposes.6/ Each Investment Company is not simply an arrangement to protect or conserve property for the beneficiaries but is designed to carry on a profit-making business. Furthermore, while each Investment Company is an "investment trust," there is a power under its Trust Instrument to vary its shareholders' investment therein. Neither Investment Company has a fixed pool of assets -- Target and each series of Equity Funds (including Acquiring Fund) is a managed portfolio of securities, and its investment adviser has the authority to buy and sell securities for it. Accordingly, we believe that each Investment Company should not be classified as a trust, and instead should be classified as a business entity, for federal tax purposes.

           Regulation section 301.7701-2(a) provides that "[a] business entity with two or more members is classified for federal tax purposes as either a corporation or a partnership." The term "corporation" is defined for those purposes (in Treas. Reg. ss. 301.7701-2(b)) to include corporations denominated as such under the federal or state statute pursuant to which they were organized and certain other entities. Any business entity that is not classified as a corporation under that section (an "eligible entity") and has at least two members can elect to be classified as either an association (and thus a corporation) or a partnership. Treas. Reg.ss. 301.7701-3(a).

----------

5/ On December 10, 1996, the Service adopted Regulations for classifying business organizations (Treas. Reg.ss.ss. 301.7701-1 through -3 and parts of -4, the so-called "check-the-box" Regulations) to replace the provisions in the then-existing Regulations that "have become increasingly formalistic. [The check-the-box Regulations replace] those rules with a much simpler approach that
generally  is  elective."  T.D.  8697,  1997-1  C.B.  215.   Regulation  section
301.7701-2(a) provides that "a business entity is any entity recognized for federal tax purposes . . . that is not properly classified as a trust under [Treas. Reg.]ss. 301.7701-4 or otherwise subject to special treatment under the
 . . . Code." Neither Investment Company is subject to any such special treatment.

6/ Because Acquiring Fund is considered separate from each other series of Equity Funds for federal tax purposes (see the discussion in the last paragraph of I.A. below), the analysis in the accompanying text applies equally to Acquiring Fund.



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           An eligible entity in existence before January 1, 1997, the effective date of the check-the-box Regulations, "will have the same classification that the entity claimed under [the prior Regulations]," unless it elects otherwise. Treas. Reg. ss. 301.7701-3(b)(3)(i). Based on the reasoning stated in the second preceding paragraph -- and the fact that, under the law that existed before the check-the-box Regulations, the word "association" had been held to include a Massachusetts business trust (see Hecht v. Malley, 265 U.S. 144 (1924)), which for these purposes is very similar to a Delaware business trust -- each
Investment Company "claimed" classification under the prior Regulations as an association taxable as a corporation. Moreover, since that date neither has elected not to be so classified. Accordingly, we believe that each Investment
Company  will  continue  to  be  classified  as  an  association   (and  thus  a
corporation) for federal tax purposes.

           Equity Funds as such, however, is not participating in the Reorganization, but rather a separate series thereof (Acquiring Fund) is the participant. Ordinarily, a transaction involving a segregated pool of assets such as Acquiring Fund could not qualify as a reorganization, because the pool would not be a separate taxable entity that constitutes a corporation. Under section 851(g), however, Acquiring Fund is treated as a separate corporation for all purposes of the Code save the definitional requirement of section 851(a) (which is satisfied by Equity Funds). Accordingly, we believe that Acquiring Fund is a separate corporation, and its shares are treated as shares of corporate stock, for purposes of section 368(a)(1)(C).

           B.   Transfer of "Substantially All" of Target's Properties.
                -------------------------------------------------------

           For an acquisition to qualify as a C Reorganization, the acquiring corporation must acquire "substantially all of the properties" of the transferor corporation in exchange solely for all or part of the acquiring corporation's stock. For purposes of issuing private letter rulings, the Service considers the transfer of at least 90% of the fair market value of the transferor's net assets, and at least 70% of the fair market value of its gross assets, held immediately before the reorganization to satisfy the "substantially all" requirement. Rev. Proc. 77-37, 1977-2 C.B. 568. The Reorganization will involve such a transfer. Accordingly, we believe that the Reorganization will involve the transfer to Acquiring Fund of substantially all of Target's properties.

           C.   Qualifying Consideration.
                -------------------------

           The acquiring corporation in an acquisition intended to qualify as a C Reorganization must acquire at least 80% (by fair market value) of the transferor's property solely for voting stock. Section 368(a)(2)(B)(iii). The assumption of liabilities by the acquiring corporation or its acquisition of property subject to liabilities normally is disregarded (section 368(a)(1)(C)), but the amount of any such liabilities will be treated as money paid for the transferor's property if the acquiring corporation exchanges any money or

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property (other than its voting stock) therefor.  Section 368(a)(2)(B).  Because
Acquiring Fund will exchange only Acquiring Fund Shares, and no money or other property, for the Assets, we believe that the Reorganization will satisfy the solely-for-voting-stock requirement to qualify as a C Reorganization.

           D.   Distribution by Target.
                -----------------------

           Section 368(a)(2)(G)(i) provides that a transaction will not qualify as a C Reorganization unless the corporation whose properties are acquired distributes the stock it receives and its other property in pursuance of the plan of reorganization. Under the Plan -- which we believe constitutes a "plan of reorganization" within the meaning of Treas. Reg. ss. 1.368-2(g) -- Target will distribute all the Acquiring Fund Shares it receives to the Shareholders in constructive exchange for their Target Shares; as soon as is reasonably practicable thereafter, Target will be terminated. Accordingly, we believe that the requirements of section 368(a)(2)(G)(i) will be satisfied.

           E.   Requirements of Continuity.
                ---------------------------

           Regulation section 1.368-1(b) sets forth two prerequisites to a valid reorganization: (1) a continuity of the business enterprise through the issuing corporation ("IC") -- defined in the Regulation as "the acquiring corporation (as that term is used in section 368(a))," with an exception not relevant here -- under the modified corporate form as described in Treas. Reg. ss. 1.368-1(d) ("continuity of business enterprise") and (2) a continuity of interest as described in Treas. Reg.ss. 1.368-1(e) ("continuity of interest").

                     1.  Continuity of Business Enterprise.
                         ----------------------------------

           To satisfy the continuity of business enterprise requirement of Treas. Reg. ss. 1.368-1(d)(1), IC must either (i) continue the target corporation's "historic business" ("business continuity") or (ii) use a significant portion of the target corporation's "historic business assets" in a business ("asset continuity").7/

----------

7/ The Regulations address the situation where IC transfers T's assets to a partnership, providing that (1) with respect to business continuity, IC generally will be treated as conducting a business of the partnership if it owns an interest in the partnership that represents a significant interest in that business, and (2) with respect to asset continuity, each partner will be treated as owning those assets that are used in a partnership business in accordance with the partner's partnership interest. Treas. Reg.ss. 1.368-1(d)(4)(iii). Because this Regulation adopts an aggregate approach in that situation -- for purposes of Subchapter K of the Code, a partnership is considered to be either an aggregate of its members (in which case each partner is treated as owning an undivided interest in partnership assets and operations) or a separate entity (in which case the partnership is treated as a separate entity in which partners have no direct interest in partnership assets or operations) (see S. Rep. No. 1622, 83d Cong., 2d Sess. 89 (1954), and H.R. Rep. No. 2543, 83d Cong., 2d Sess.
59 (1954)) -- that approach should apply equally to the situation (not addressed in the Regulations) where, as here, T's assets consist almost entirely of an interest in a single partnership (i.e., the Portfolio). Cf. section 851(b), as well as other provisions (such as section 4982) that uniquely affect RICs. These authorities suggest, in the absence of any compelling reason to apply the entity approach, that the aggregate approach may be applied here, with the results that the Portfolio's "historic business" may be considered to be Target's "historic business" and that the Portfolio's "historic business assets" may be considered to be Target's "historic business assets."



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           While there is no authority  that deals  directly with the continuity of business enterprise requirement in the context of a transaction such as the Reorganization, Rev. Rul. 87-76, 1987-2 C.B. 84, deals with a somewhat similar situation. In that ruling, P was a RIC that invested exclusively in municipal bonds. P acquired the assets of T in exchange for P common stock in a transaction that was intended to qualify as a C Reorganization. Prior to the exchange, T sold its entire portfolio of corporate stocks and bonds and purchased a portfolio of municipal bonds. The Service held that this transaction did not qualify as a reorganization for the following reasons: (1) because T had sold its historic assets prior to the exchange, there was no asset continuity; and (2) the failure of P to engage in the business of investing in corporate stocks and bonds after the exchange caused the transaction to lack business continuity as well.

           The Funds' investment objectives, policies, and restrictions are identical. Moreover, after the Reorganization Acquiring Fund will continue Target's "historic business" (within the meaning of Treas. Reg.ss. 1.368-1(d)(2)). Accordingly, there will be business continuity.

           Acquiring Fund not only will continue Target's historic business, but it also will use in that business a significant portion of Target's "historic business assets" (within the meaning of Treas. Reg.ss. 1.368-1(d)(3)). Accordingly, there will be asset continuity as well.

           For all the foregoing reasons, we believe that the Reorganization will satisfy the continuity of business enterprise requirement.

                     2.        Continuity of Interest.
                               -----------------------

           Regulation section 1.368-1(e)(1)(i) provides that "[c]ontinuity of interest requires that in substance a substantial part of the value of the proprietary interests in the target corporation be preserved in the reorganization. A proprietary interest in the target corporation is preserved if, in a potential reorganization, it is exchanged for a proprietary interest in the issuing corporation . . . ." That section goes on to provide that

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"[h]owever,  a proprietary  interest in the target  corporation is not preserved if, in connection with the potential reorganization, . . . stock of the issuing corporation furnished in exchange for a proprietary interest in the target
corporation  in  the  potential   reorganization  is  redeemed.  All  facts  and
circumstances must be considered in determining whether, in substance, a proprietary interest in the target corporation is preserved."

           For purposes of issuing private letter rulings, the Service considers the continuity of interest requirement satisfied if ownership in an acquiring corporation on the part of a transferor corporation's former shareholders is equal in value to at least 50% of the value of all the formerly outstanding shares of the transferor corporation.8/ Although shares of both the target and acquiring corporations held by the target corporation's shareholders that are disposed of before or after the transaction will be considered in determining satisfaction of the 50% standard, the Service has recently issued private letter rulings that excepted from that determination "shares which are required to be redeemed at the demand of shareholders by . . . Target or Acquiring in the ordinary course of their businesses as open-end investment companies (or series thereof) pursuant to Section 22(e) of the 1940 Act." Priv. Ltr. Ruls. 9823018 (Mar. 5, 1998) and 9822053 (Mar. 3, 1998); cf. Priv. Ltr. Rul. 199941046 (July
16, 1999) (redemption of a target RIC shareholder's shares, amounting to 42% of the RIC's value, and other "shares redeemed in the ordinary course of Target's business as an open-end investment company pursuant to section 22(e) . . ." excluded from determination of whether the target or a related person acquired its shares with consideration other than target or acquiring fund shares).9/

----------

8/ Rev.  Proc.  77-37,  supra;  but see  Rev.  Rul.  56-345,  1956-2  C.B.  206
(continuity of interest was held to exist in a reorganization of two RICs where immediately after the reorganization 26% of the shares were redeemed to allow investment in a third RIC); see also Reef Corp. v. Commissioner, 368 F.2d 125 (5th Cir. 1966), cert. denied, 386 U.S. 1018 (1967) (a redemption of 48% of a transferor corporation's stock was not a sufficient shift in proprietary interest to disqualify a transaction as a reorganization under section 368(a)(1)(F) ("F Reorganization"), even though only 52% of the transferor's shareholders would hold all the transferee's stock); Aetna Casualty and Surety Co. v. U.S., 568 F.2d 811, 822-23 (2d Cir. 1976) (redemption of a 38.39%
minority interest did not prevent a transaction from qualifying as an F Reorganization); Rev. Rul. 61-156, 1961-2 C.B. 62 (a transaction qualified as an F Reorganization even though the transferor's shareholders acquired only 45% of the transferee's stock, while the remaining 55% of that stock was issued to new shareholders in a public underwriting immediately after the transfer).

9/ Although, under section 6110(k)(3), a private letter ruling may not be cited as precedent, tax practitioners look to such rulings as generally indicative of the Service's views on the proper interpretation of the Code and the Regulations. Cf. Rowan Companies, Inc. v. Commissioner, 452 U.S. 247 (1981); also see Treas. Reg.ss. 1.6662-4(d)(3)(iii) (providing that private letter rulings issued after October 31, 1976, are authority for purposes of determining whether there is or was substantial authority for the tax treatment of an item under section 6662(d)((2)(B)(i), in connection with the imposition of the accuracy-related penalty under section 6662 to a substantial understatement of income tax).


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           No minimum  holding period for shares of an acquiring  corporation is imposed under the Code on the acquired corporation's shareholders. Revenue Ruling 66-23, 1966-1 C.B. 67, provides generally that "unrestricted rights of ownership for a period of time sufficient to warrant the conclusion that such ownership is definite and substantial" will suffice and that "ordinarily, the Service will treat five years of unrestricted . . . ownership as a sufficient period" for continuity of interest purposes. A preconceived plan or arrangement by or among an acquired corporation's shareholders to dispose of more than 50% of an acquiring corporation's shares could be problematic. Shareholders with no such preconceived plan or arrangement, however, are basically free to sell any part of the shares received by them in the reorganization without fear of breaking continuity of interest, because the subsequent sale will be treated as an independent transaction from the reorganization.

           There is no plan or intention of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of Treas. Reg.ss. 1.368-1(e)(3)) to either Fund or (2) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person "related" (within such meaning) to Acquiring Fund. Moreover, each Fund expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis. Although Acquiring Fund's shares will be offered for sale to the public on an ongoing basis after the Reorganization, sales of those shares will arise out of a public offering separate and unrelated to the Reorganization and not as a result thereof. See Reef Corp. v. Commissioner, 368 F.2d at 134; Rev. Rul. 61-156, supra. Similarly, although Shareholders may redeem Acquiring Fund Shares pursuant to their rights as shareholders of a series of an open-end investment company (see Priv. Ltr. Ruls. 9823018 and 9822053, supra, and 8816064 (Jan. 28, 1988)), those redemptions will result from the exercise of those rights in the course of Acquiring Fund's business as such a series and not from the Reorganization as such.

           Accordingly, we believe that the Reorganization will satisfy the continuity of interest requirement.


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           F.   Business Purpose.
                -----------------

           All reorganizations must meet the judicially imposed requirements of the "business purpose doctrine," which was established in Gregory v. Helvering, 293 U.S. 465 (1935), and is now set forth in Treas. Reg. ss.ss. 1.368-1(b), -1(c), and -2(g) (the last of which provides that, to qualify as a reorganization, a transaction must be "undertaken for reasons germane to the continuance of the business of a corporation a party to the reorganization"). Under that doctrine, a transaction must have a bona fide business purpose (and not a purpose to avoid federal income tax) to qualify as a valid reorganization. The substantial business purposes of the Reorganization are described in the Proxy Statement. Accordingly, we believe that the Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax) and therefore meets the requirements of the business purpose doctrine.

           G.   Satisfaction of Section 368(a)(2)(F).
                -------------------------------------

           Under section 368(a)(2)(F), if two or more parties to a transaction described in section 368(a)(1) (with an exception not relevant here) were "investment companies" immediately before the transaction, then the transaction shall not be considered a reorganization with respect to any such investment company and its shareholders. But that section does not apply to a participating investment company if, among other things, it is a RIC. Each Fund will meet the requirements to qualify for treatment as a RIC for its respective current taxable year. Accordingly, we believe that section 368(a)(2)(F) will not cause the Reorganization to fail to qualify as a C Reorganization with respect to either Fund.

           For all the foregoing reasons, we believe that the Reorganization will qualify as a C Reorganization.

           H.   Each Fund Will Be a Party to a Reorganization.
                ----------------------------------------------

           Section 368(b)(2) provides, in pertinent part, that in the case of a reorganization involving the acquisition by one corporation of properties of another -- and Treas. Reg. ss. 1.368-2(f) further provides that if one corporation transfers substantially all its properties to a second corporation in exchange for all or a part of the latter's voting stock (i.e., a C Reorganization) -- the term "a party to a reorganization" includes each corporation. Pursuant to the Reorganization, Target is transferring all its properties to Acquiring Fund in exchange for Acquiring Fund Shares. Accordingly, we believe that each Fund will be "a party to a reorganization."

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II.        Target Will Recognize No Gain or Loss.
           --------------------------------------

           Under sections 361(a) and (c), no gain or loss shall be recognized to a corporation that is a party to a reorganization if, pursuant to the plan of reorganization, (1) it exchanges property solely for stock or securities in another corporate party to the reorganization and (2) distributes that stock or securities to its shareholders. (Such a distribution is required by section 368(a)(2)(G)(i) for a reorganization to qualify as a C Reorganization.) Section 361(c)(4) provides that sections 311 and 336 (which require recognition of gain on certain distributions of appreciated property) shall not apply to such a distribution.

           As noted above, it is our opinion that the Reorganization will qualify as a C Reorganization, each Fund will be a party to a reorganization, and the Plan constitutes a plan of reorganization. Target will exchange the Assets solely for Acquiring Fund Shares and then will be terminated pursuant to the Plan, distributing those shares to the Shareholders in constructive exchange for their Target Shares. As also noted above, it is our opinion that the Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax). Accordingly, we believe that Target will recognize no gain or loss on the Reorganization.10

III.       Acquiring Fund Will Recognize No Gain or Loss.
           ----------------------------------------------

           Section 1032(a) provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for its stock. Acquiring Fund will issue Acquiring Fund Shares to Target in exchange for the Assets, which consist of money and securities. Accordingly, we believe that Acquiring Fund will recognize no gain or loss on the Reorganization.

IV.        Acquiring  Fund's Basis in the Assets Will Be a Carryover  Basis, and
           ---------------------------------------------------------------------
           Its Holding Period Will Include  Target's Holding Period.
           ---------------------------------------------------------

           Section 362(b) provides, in pertinent part, that the basis of property acquired by a corporation in connection with a reorganization to which section 368 applies shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on the transfer (a "carryover basis"). As noted above, it is our opinion that the

----------

10/ Notwithstanding anything herein to the contrary, we express no opinion as to the effect of the Reorganization on either Fund or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

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Reorganization  will  qualify  as such a  reorganization  and that  Target  will recognize no gain on the Reorganization. Accordingly, we believe that Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization.

           Section 1223(2) provides in general that the period for which a taxpayer has held acquired property that has a carryover basis shall include the period for which the transferor held the property. As noted above, it is our opinion that Acquiring Fund's basis in the Assets will be a carryover basis. Accordingly, we believe that Acquiring Fund's holding period for the Assets will include Target's holding period therefor.

V.         A Shareholder Will Recognize No Gain or Loss.
           ---------------------------------------------

           Under section 354(a)(1), no gain or loss shall be recognized if stock in a corporation that is a party to a reorganization is exchanged pursuant to a plan of reorganization solely for stock in that corporation or another corporate party to the reorganization. Pursuant to the Plan, the Shareholders will receive solely Acquiring Fund Shares for their Target Shares. As noted above, it is our opinion that the Reorganization will qualify as a C Reorganization, each Fund will be a party to a reorganization, and the Plan constitutes a plan of reorganization. Although section 354(a)(1) requires that the transferor corporation's shareholders exchange their shares therein for shares of the acquiring corporation, the courts and the Service have recognized that the Code does not require taxpayers to perform useless gestures to come within the statutory provisions. See, e.g., Eastern Color Printing Co., 63 T.C. 27, 36
(1974); Davant v. Commissioner, 366 F.2d 874 (5th Cir. 1966). Therefore, although Shareholders will not actually surrender Target Share certificates in exchange for Acquiring Fund Shares, their Target Shares will be canceled on the issuance of Acquiring Fund Shares to them (all of which will be reflected on Acquiring Fund's share transfer books) and will be treated as having been exchanged therefor. See Rev. Rul. 81-3, 1981-1 C.B. 125; Rev. Rul. 79-257, 1979-2 C.B. 136. Accordingly, we believe that a Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization.

VI.        A Shareholder's Basis in Acquiring Fund Shares Will Be a  Substituted
           --------------------------------------------------------  -----------
           Basis, and  its  Holding Period  therefor  Will  Include its  Holding
           ---------------------------------------------------------------------
           Period for its Target Shares.
           -----------------------------

           Section 358(a)(1) provides, in pertinent part, that in the case of an exchange to which section 354 applies, the basis of the property permitted to be received thereunder without the recognition of gain or loss shall be the same as the basis of the property exchanged therefor, decreased by, among other things, the fair market value of any other property and the amount of any money received in the exchange and increased by the amount of any gain recognized on the

Neuberger Berman Equity Funds
Neuberger Berman Equity Series
December 15, 2000
Page 19


exchange by the shareholder (a "substituted basis"). As noted above, it is our opinion that the Reorganization will qualify as a C Reorganization and, under section 354, a Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares in the Reorganization. No property will be distributed to the Shareholders other than Acquiring Fund Shares, and no money will be distributed to them pursuant to the Reorganization. Accordingly, we believe that a Shareholder's basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the basis in its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares.

           Section 1223(1) provides in general that the period for which a taxpayer has held property received in an exchange that has a substituted basis shall include the period for which the taxpayer held the property exchanged therefor if the latter property was a capital asset (as defined in section 1221) in the taxpayer's hands at the time of the exchange. See Treas. Reg. ss. 1.1223-1(a). As noted above, it is our opinion that a Shareholder will have a substituted basis for the Acquiring Fund Shares it receives in the Reorganization. Accordingly, we believe that a Shareholder's holding period for the Acquiring Fund Shares it receives in the Reorganization will include its holding period for the Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time.

                                             Very truly yours,

                                             KIRKPATRICK & LOCKHART LLP



                                             By:  /s/ Theodore L. Press
                                                  ---------------------
                                                    Theodore L. Press